Exhibit 10.4

NINTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

DATED: January 20, 2021

NINTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

relating to

Spark Education Limited

NINTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

DATED: January 20, 2021

AMONG:

(1) Spark Education Limited, an exempted company incorporated in the Cayman Islands with limited liability with its registered office located at Suite #4-210, Governors Square, 23 Lime Tree Bay Avenue, PO Box 32311, Grand Cayman KY1-1209, Cayman Islands (the “Company”);

(2) the parties listed on Schedule 1-A attached to this Agreement (each a “Series E-3 Investor” and collectively, the “Series E-3 Investors”);

(3) the parties listed on Schedule 1-B attached to this Agreement (each a “Series E-2 Investor” and collectively, the “Series E-2 Investors”);

(4) the parties listed on Schedule 1-C attached to this Agreement (each a “Series E-1 Investor” and collectively, the “Series E-1 Investors”);

(5) the party listed on Schedule 1-D attached to this Agreement (the “Series D+ Investor”);

(6) the parties listed on Schedule 1-E attached to this Agreement (each a “Series D Investor” and collectively, the “Series D Investors”);

(7) the parties listed on Schedule 1-F attached to this Agreement (each a “Series C Investor” and collectively, the “Series C Investors”);

(8) the parties listed on Schedule 1-G attached to this Agreement (each a “Series B+ Investor” and collectively, the “Series B+ Investors”);

(9) the parties listed on Schedule 1-H attached to this Agreement (each a “Series B Investor” and collectively, the “Series B Investors”);

(10) the parties listed on Schedule 1-I attached to this Agreement (each a “Series A Investor” and collectively, the “Series A Investors”);

(The Series A Investors, Series B Investors, Series B+ Investors, Series C Investors, Series D Investors, Series D+ Investor, Series E-1 Investors and Series E-2 Investors, each a “Prior Investor” and collectively, the “Prior Investors”, together with the Series E-3 Investors, collectively the “Investors”, and each an “Investor”; for the avoidance of doubt and for the purpose of the Transaction Documents (as defined in the Series E-3 Purchase Agreement (as defined below)), a party listed on Schedule 1-A to Schedule 1-I shall constitute and be deemed as an Investor and a holder of Preferred Shares only with respect to the Preferred Shares held by it and/or Ordinary Shares converted or convertible from the Preferred Shares held by it);

(11) the parties listed on Schedule 1-J attached to this Agreement (each an “Angel Party” and collectively, the “Angel Parties”);

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(12) the parties listed on Schedule 1-K attached to this Agreement (each a “Founder Party” and collectively, the “Founder Parties”);

(13) Spark Education (Hongkong) Limited, a limited liability company incorporated under the laws of Hong Kong with its registered office located at Unit 806, 8/F, Tower II, Cheung Sha Wan Plaza, 833 Cheung Sha Wan Road, Kowloon, Hong Kong (the “HK Co”);

(14) Beijing Spark Education and Technology Co., Ltd. (北京火花思维教育科技有限公司), a limited liability company incorporated in the PRC with its registered office located at Room B306, Block B, No.101 of Wangjing Lize Zhongyuan, Chaoyang District, Beijing (the “Beijing WFOE”);

(15) Tianjin Spark Education and Technology Co., Ltd. (天津火花思维教育科技有限公司), a limited liability company incorporated in the PRC with its registered office located at 1-1702-a-60, Yanzhao Building, Tianjin Pilot Free Trade Zone (the “Tianjin WFOE”, together with “Beijing WFOE”, collectively, the “WFOEs”);

(16) Beijing Xingengyuan Technology Ltd. (北京心更远科技发展有限公司), a limited liability company incorporated in the PRC with its registered office located at Room B202, Block B, No.101 of Wangjing Lize Zhongyuan, Chaoyang District, Beijing (the “Domestic Company”);

(17) Beijing Spark Juli Education Consulting Co., Ltd. (北京火花聚力教育咨询有限公司), a limited liability company incorporated in the PRC with its registered office located at Room B303, Block B, No.101 of Wangjing Lize Zhongyuan, Chaoyang District, Beijing (the “Beijing Co”); and

(18) Wuhan Spark Education Consulting Co., Ltd. (武汉火花思维教育咨询有限公司), a limited liability company incorporated in the PRC with its registered office located at 13 / F, Building A4, Guanggu Financial Port, No.77, Guanggu Avenue, East Lake High-tech Development Zone, Wuhan (the “Wuhan Co”, together with the “Beijing Co”, collectively, the “Domestic Subsidiaries”).

Each of the Company, the Series E-3 Investors, the Prior Investors, the Angel Parties, the Founder Parties, the HK Co, the WFOEs, the Domestic Company and the Domestic Subsidiaries shall be referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS:

(A)	certain Parties hereof are parties to the SHARE SUBSCRIPTION AGREEMENT dated January 20, 2021 (the “Series E-3 Purchase Agreement”);

(B)	certain Parties hereof have entered into that certain Eighth Amended and Restated Shareholders’ Agreement on September 22, 2020 (the “Prior Shareholders’ Agreement”); and

(C)

in order to induce the Company to enter into the Series E-3 Purchase Agreement and to induce Series E-3 Investors to invest funds in the Company pursuant to the Series E-3 Purchase Agreement, the Parties desire to enter into this Agreement to amend and restate the Prior Shareholders’ Agreement in its entirety and make the respective representations, warranties, covenants and agreements set forth herein on the terms and conditions set forth herein.

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NOW IT IS HEREBY AGREED as follows:

1.	INTERPRETATION

1.1	For purposes of this Agreement, capitalized terms shall have the meanings set forth in Exhibit A attached hereto.

2.	REGISTRATION RIGHTS

2.1

The registrations rights of the Holders with respect to the Company and the rights and obligations of the parties with respect to registration of the Registrable Securities are set forth on Exhibit B attached hereto.

2.2	The rights set forth in Exhibit B shall terminate upon the earlier of:

(i)	the date that is five (5) years following the consummation of the Qualified IPO of the Company;

(ii)	as to any Holder, the date of the completion of a Liquidation Event in which such Holder receives cash or publicly traded shares for all Registrable Securities held by such Holder; and

(iii)

as to any Holder, when all Registrable Securities held by such Holder (together with any Affiliate of such Holder with whom such Holder must aggregate its sales under SEC Rule 144) could be sold without restriction under SEC Rule 144(k) within a ninety (90) period.

3.	INFORMATION, INSPECTION AND OBSERVER RIGHTS

3.1	Delivery of Financial Statements

The Company shall deliver to each of the Investors other than YUAN the following information with respect to all Group Companies:

(a) within ninety (90) days after the end of each financial year of the Company, (i) an audited consolidated balance sheet of the Group Companies as of the last day of such year; (ii) an audited consolidated income statement of the Group Companies for such year; and (iii) an audited consolidated statement of cash flows of the Group Companies for such year; such year-end financial statements to be in reasonable detail, prepared in accordance with IFRS or generally accepted accounting principles in the U.S. (the “US GAAP”), by an accounting firm selected by the Company with the approval of the Board of Directors (including the affirmative votes of at least two-thirds (2/3) of all Preferred Directors);

(b) within forty-five (45) days after the end of each of the first three quarters for each financial year of the Company, (i) an unaudited consolidated balance sheet of the Group Companies as of the last day of such quarter; (ii) an unaudited consolidated income statement of the Group Companies for such quarter; (iii) an unaudited consolidated statement of cash flows of the Group Companies for such quarter; and (iv) the management accounts of the Group Companies for such quarter, such quarterly financial statements and management accounts to be in reasonable detail;

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(c) within thirty (30) days after the end of each month, (i) an unaudited consolidated balance sheet of the Group Companies as of the last day of such month; (ii) an unaudited consolidated income statement of the Group Companies for such month; and (iii) an unaudited consolidated statement of cash flows of the Group Companies for such month;

(d) at least fifteen (15) days prior to the beginning of each financial year, a proposed capital expenditures and operating budget and business plan of the Group Companies for such next financial year (the “Budget”); and

(e) as soon as practicable, such other information relating to the financial condition, business, prospects or corporate affairs of the Company (or any other Group Company) as any Investor other than YUAN may from time to time reasonably request; provided, however, that the Company (or any other Group Company) shall not be obligated under this Section 3.1(e) or any of the above paragraphs to provide information which it reasonably deems in good faith would adversely affect the attorney-client privilege between the Company (or any other Group Company) and its counsel.

3.2	Inspection

The Company and any other Group Company shall permit each of the Investors other than YUAN, and such Investor’s representatives, at such Investor’s expense, to visit and inspect the Company or any other Group Company’s properties, to examine its books of account and records and to discuss the Company or any other Group Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by such Investor; provided, however, that the Company (or any other Group Company) shall not be obligated pursuant to this Section 3.2 to provide access to any information which it reasonably considers would adversely affect the attorney-client privilege between the Company (or any other Group Company) and its counsel.

3.3	Termination of Information and Inspection Rights

The covenants set forth in Section 3.1 and Section 3.2 shall terminate and be of no further force or effect as to the Investors immediately prior to the consummation of an initial public offering.

3.4	Confidentiality

(a) Each Investor agrees that it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any confidential information obtained from the Company pursuant to the terms of this Agreement, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4(a) by such Investor), (ii) is or has been independently developed or conceived by an Investor without use of the Company’s confidential information or (iii) is or has been made known or disclosed to an Investor by a third party without, to such Investor’s knowledge, a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that each Investor may disclose confidential information (a) to its legal advisers, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (b) to any prospective investor or purchaser of any Registrable Securities from such Investor as long as such Person agrees to be bound by the provisions of this Section 3.4(a), (c) to any its Affiliate, employee, partner, member, shareholder or wholly owned Subsidiary of such Investor in the ordinary course of business, or (d) as may otherwise be requested or required by any regulatory, self-regulatory or government agency or in connection with any Law, rules of any securities exchange, regulation or legal proceeding or process or as otherwise legally compelled (including pursuant to a deposition, interrogatory, subpoena, civil investigation or similar process), provided that such Investor shall take reasonable steps to minimize the extent of any such required disclosure, and provided further that such Investor shall ensure that all such persons in (a), (b) and (c) named above to whom such Investor discloses confidential information are bound by provisions substantially the same as provisions of this Section 3.4(a) or, in the case of person in (a), are otherwise subject to professional obligations of confidentiality.

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(b) The Company agrees that it will keep confidential and will not disclose, divulge or use for any purpose, other than for the discharge of their obligations under this Agreement, any confidential information obtained from the Investors pursuant to the terms of this Agreement, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4(b) by the Company), (ii) is or has been independently developed or conceived by the Company without use of any of an Investor’s confidential information or (iii) is or has been made known or disclosed to the Company by a third party without a breach of any obligation of confidentiality such third party may have to an Investor; provided, however, that the Company may disclose confidential information (a) to its legal advisers, accountants, consultants, and other professionals to the extent necessary for the discharge of their obligations under this Agreement, (b) to any Affiliate, partner, member, shareholder or wholly-owned Subsidiary of the Company in the ordinary course of business, or (c) as may otherwise be requested or required by any regulatory, self-regulatory or government agency or in connection with any Law, rules of any securities exchange, regulation or legal proceeding or process or as otherwise legally compelled (including pursuant to a deposition, interrogatory, subpoena, civil investigation or similar process), provided that the Company shall take reasonable steps to minimize the extent of any such required disclosure, and provided further that the Company shall ensure that all such persons in (a), (b) and (c) named above to whom the Company discloses confidential information are bound by the same provisions of this Section 3.4(b) or, in the case of persons in (a), are otherwise subject to professional obligations of confidentiality.

4.	RIGHT OF PARTICIPATION

4.1	Right of Participation

Subject to the terms and conditions specified in this Section 4.1 and Section 7.3, and applicable securities laws, in the event the Company proposes to offer or sell any Additional Equity Securities, each holder of Preferred Shares (each an “Offeree”) shall be entitled to purchase up to its Pro Rata Share (as defined below) of the Additional Equity Securities in accordance with the following provisions of this Section 4.1. Any Offeree shall be entitled to apportion the right of first offer hereby granted to it among its Affiliates and itself in such proportions as it deems appropriate; provided that such Affiliates do not hold any equity interest in the Competitor (as defined below). Each Offeree’s “Pro Rata Share” for purposes of this Section 4.1 is the ratio of (a) the number of Class A Ordinary Shares (calculated on an as-converted and fully-diluted basis) held by such Offeree (specially, for each of Founder Holdcos, GSR, GGV and Lightspeed, the number of Class A Ordinary Shares calculated on an as-converted and fully-diluted basis of only Preferred Shares held by such Offeree), to (b) the total number of Class A Ordinary Shares (calculated on an as-converted and fully-diluted basis) then outstanding immediately prior to the issuance of Additional Equity Securities.

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(a) The Company shall deliver a notice, in accordance with the provisions of Section 8.4 hereof, (the “Offer Notice”) to the Offerees stating (i) its bona fide intention to offer such Additional Equity Securities, (ii) the number of such Additional Equity Securities to be offered, (iii) the price and terms, if any, upon which it proposes to offer such Additional Equity Securities, and (iv) the identity of the proposed purchaser(s).

(b) Within twenty (20) calendar days after receipt of the Offer Notice (the “Offer Notice Period”), each Offeree shall have an option to elect to purchase an amount up to its Pro Rata Share of the Additional Equity Securities at the same price and subject to the same terms as specified in the Offer Notice.

(c) Each Offeree may exercise such purchase option and thereby, have the right to purchase all or any portion of its Pro Rata Share (with the re-allotments as provided below) of the Additional Equity Securities, by notifying the Company in writing, before the expiration of the twenty (20) calendar days period as to the number of such shares that it wishes to purchase.

(d) Subject to the terms and conditions specified in Section 7.3 hereof, in the event the Company proposes to offer or sell any Additional Equity Securities to any Person listed on Exhibit E attached hereto and/or any of its Affiliates (each, a “COSMIC BLUE Restricted Person”) during COSMIC BLUE Restricted Period, within ten (10) calendar days after the expiration of the Offer Notice Period specified in Section 4.1(b) above, so long as COSMIC BLUE or its Affiliates holds any Shares in the Company, the Company shall give COSMIC BLUE a written notice (the “COSMIC BLUE Additional Offer Notice”) which shall include all the information required in the Offer Notice and shall additionally identify the remaining Additional Equity Securities which equals to the total amount of Additional Equity Securities minus the amount of Additional Equity Securities purchased by the Offerees pursuant to Section 4.1(a) to Section 4.1(c) above (the “COSMIC BLUE Remaining Securities”). COSMIC BLUE shall have an additional re-allotment right to purchase all but no less than all of the COSMIC BLUE Remaining Securities for a period of ten (10) calendar days commencing immediately after receipt of the COSMIC BLUE Additional Offer Notice (the “COSMIC BLUE Additional Offer Notice Period”) at same price and on the same terms and conditions as specified in the COSMIC BLUE Additional Offer Notice, by notifying the Company in writing, before the expiration of the COSMIC BLUE Additional Offer Notice Period.

(e) Without prejudice to an Offeree’s right to apportion its right of first offer among its Affiliates and itself, the right of first offer set forth in this Section 4.1 may not be assigned or transferred separately without transfer of relevant Preferred Shares except that such right is assignable by an Investor to any Affiliate of such Investor.

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4.2 To the extent that the Offerees have not exercised their rights to purchase all the Additional Equity Securities and COSMIC BLUE has not exercised its rights to purchase COSMIC BLUE Remaining Securities (if applicable), within the time periods specified in Section 4.1, the Company may, for a period of ninety (90) calendar days following the expiration of such rights, have a right to offer the Additional Equity Securities or COSMIC BLUE Remaining Securities, as the case may be, to the third-party offeree as identified in the Offer Notice upon terms and conditions (including the purchase price) no more favorable than those specified in the Offer Notice. In the event that (i) the Company fails to enter into an agreement for the sale of the Additional Equity Securities or COSMIC BLUE Remaining Securities, as the case may be, to the prospective offeree within the foregoing ninety (90) day period; or (ii) the Company fails to consummate the offer within thirty (30) days of the execution of the relevant agreement, the Offerees’ rights of first offer as set forth in Section 4.1 shall continue to be applicable to any subsequent offer of the Additional Equity Securities or COSMIC BLUE Remaining Securities by the Company until such rights lapse in accordance with the terms of this Agreement.

4.3	Termination

The provisions of this Section 4 shall terminate immediately prior to the consummation of an initial public offering.

5.	BOARD COMPOSITION AND VOTING MATTERS

5.1	Board Composition

Each Shareholder agrees to vote all of his, her or its Shares in the Company (whether now owned or hereafter acquired or which the Shareholder may be empowered to vote), from time to time and at all times, in whatever manner shall be necessary to ensure that at each annual or special meeting of shareholders at which an election of directors is held or pursuant to any written consent of the shareholders, the following persons shall be elected to the Board:

(a) GGV, as long as their shareholding percentage is no less than six percent (6%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to elect and remove one (1) director of the Board (the “GGV Director”). The initial GGV Director shall be LEE HONG WEI, JENNY.

(b) IDG, as long as their shareholding percentage is no less than six percent (6%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to elect and remove one (1) director of the Board (the “IDG Director”). The initial IDG Director shall be Wang Xin (王辛).

(c) KKR, as long as its shareholding percentage is no less than six percent (6%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to elect and remove one (1) director of the Board (the “KKR Director”). The initial KKR Director shall be Chris Sun.

(d) SCC, as long as their shareholding percentage is no less than six percent (6%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to elect and remove one (1) director of the Board (the “SCC Director”). The initial SCC Director shall be Zhai Jia (翟佳).

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(e) Tencent shall be entitled to elect and remove one (1) director of the Board (the “Tencent Director”), provided that upon the completion of the next bona fide equity financing of the Company after the date hereof, Tencent shall only be entitled to elect and remove the Tencent Director for so long as Tencent’s (including its Affiliates) aggregate shareholding percentage is no less than six percent (6%) in the Company calculated on an as-converted and fully-diluted basis. The initial Tencent Director shall be Xun Weiqian (荀为谦).

(f) TBP, as long as its and its Affiliates’ aggregate shareholding percentage is no less than six percent (6%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to elect and remove one (1) director of the Board (the “TBP Director”, together with the GGV Director, the IDG Director, the KKR Director, the SCC Director and the Tencent Director, collectively the “Preferred Directors” and each a “Preferred Director”). The initial TBP Director shall be Ye Shuhong (叶树蕻).

(g) The holders of more than fifty percent (50%) of the then outstanding Ordinary Shares (voting as a single class) shall be entitled to elect and remove three (3) directors of the Board (each, an “Ordinary Director”), one of whom shall be the then current chief executive officer of the Company and the chairman of the Board (the “Chairman Director”). The initial Ordinary Directors shall be Luo Jian (罗剑), who is the Company’s chief executive officer and the Chairman Director, Shan Zebing (单泽兵) and Li Wei (李维).

(h) Lightspeed, as long as its shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observer shall be James Qun Mi. The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

(i) SCC, as long as their shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observer shall be He Tiantian (何田田). The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

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(j) LFC, as long as its shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observer shall be Yi Duoduo (易多多). The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

(k) Hike, as long as its shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observers shall be Xu Shi (徐诗). The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

(l) GSR, as long as its shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observers shall be Liu Jia (刘佳). The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

(m) KKR, as long as its shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observers shall be Ray Jin. The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

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(n) Northern Light, as long as its shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observers shall be Lin Lu (林路). The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

(o) GGV, as long as their shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observers shall be Yu Hong (于红). The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

(p) IDG, as long as their shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observers shall be Ding Shanshan (丁姗姗). The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

(q) COSMIC BLUE, as long as its shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observers shall be Su Hua (宿华). The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

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(r) Carlyle, as long as its shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observer shall be Liu Wanlin (刘婉琳). The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

(s) Tencent, upon the completion of the next bona fide equity financing of the Company after the date hereof and as long as its and its Affiliates’ aggregate shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The Observer may participate in a meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

(t) TBP, as long as its and its Affiliates’ aggregate shareholding percentage is no less than two percent (2%) in the Company calculated on an as-converted and fully-diluted basis, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer. The initial Observer shall be Du Nan (杜南). The Observer may participate in any meeting of the Board or of any committee of the Board by means of conference telephone or other communications equipment by means of which all persons participating in such meeting can communicate with each other at the same time. The Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observer has the right to give advice and make suggestions, but does not have a right in any way to vote on any matters determined by any resolutions. The Company shall deliver to the Observer copies of all notices, minutes, consents and other materials in relation to the meetings that the Company provides to the members of the Board at the same time and in the same manner as provided to the Board.

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Subject to the Company Law, the Chairman Director has such number of votes equal to the total number of votes of all other Directors minus two (2) and each of the other Directors has one (1) vote.

5.2	Size of the Board

Each Shareholder agrees to vote all of its Shares from time to time and at all times, in whatever manner shall be necessary to ensure that the size of the Board shall be set at up to nine (9) directors.

5.3	Removal of Board Members

Each Shareholder also agrees to vote all of his, her or its Shares from time to time and at all times in whatever manner as shall be necessary to ensure that (i) no director elected pursuant to Section 5.1 of this Agreement may be removed from office unless (A) such removal is directed or approved in writing by the affirmative vote of the holders of the shares entitled under Section 5.1 to designate that director; or (B) the person(s) or entity(ies) originally entitled to designate or approve such director or occupy such Board seat pursuant to Section 5.1 is no longer so entitled to designate or approve such director or occupy such Board seat; and (ii) any vacancies created by the resignation, removal or death of a director elected pursuant to Section 5.1 shall be filled pursuant to the provisions of Section 5.1. All Shareholders agree to execute any written consents required to effectuate the obligations of this Agreement, and the Company agrees at the request of any Shareholder entitled to designate directors to call a special meeting of shareholders for the purpose of electing directors.

5.4	Board of Subsidiary

At the request of any Investor with respect to the director nominated by such Investor (if applicable), the board of directors of each Subsidiary of the Company (including without limitation all the Group Companies) shall be re-constituted to include the director nominated by such Investor.

5.5	Indemnification

To the maximum extent permitted by the law of the jurisdiction in which the Company is organized, the Company shall indemnify and hold harmless each of the Preferred Directors while such Preferred Director is acting in his or her capacity as a director of the Company as long as such Preferred Director acts in good faith and in a manner he or she reasonably believes to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, has no reasonable cause to believe his or her conduct is unlawful, and shall comply with the terms of the indemnification agreements with any Preferred Director and such Investor(s) who nominated such Preferred Director.

5.6	No Liability for Board Designees.

No Shareholder, nor any Affiliate of any Shareholder, shall have any liability as a result of designating a Person for election as a director for any act or omission by such designated Person in his or her capacity as a director of the Company, nor shall any Shareholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

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5.7	Term.

Provisions of this Section 5 shall be effective as of the date hereof and shall continue in effect until and shall terminate immediately prior to the consummation of an initial public offering.

6.	RIGHT OF FIRST REFUSAL, CO-SALE AND RESTRICTIONS ON SALE

6.1	Restrictions on Transfer

(a)	Transfer of Shares

Subject to Section 6.6 and Section 7.3, any proposed assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbrance, through one or a series of transactions, of any interest in any Shares now or hereafter owned or held by a Shareholder, either directly or indirectly (in each case, a “Transfer”) shall be made in compliance with the terms of this Section 6. For the avoidance of doubt, any change in the equity interest of any Founder Holdco, including without limitation as a result of (i) the issuance or redemption by any Founder Holdco of any portion of its outstanding shares or Equity Securities; and/or (ii) a Transfer of any Founder Holdco’s Equity Securities by its equity holder, shall constitute a “Transfer” for purposes of this Agreement.

(b)	Prohibition on Transfer of Ordinary Shares held by the Founder Holdcos

In addition to the restrictions set forth in Sections 6.2 and 6.3 and subject to the terms and conditions specified in Section 7.3, the Founder Holdcos (together with the Founders, the “Restricted Shareholders” and each a “Restricted Shareholder”) shall not effectuate a Transfer of Ordinary Shares, nor shall any Founder effectuate any Transfer of Ordinary Shares through the relevant Founder Holdco, unless otherwise approved in writing by a majority of the votes of the Directors (including the affirmative votes of at least two-thirds (2/3) of all Preferred Directors).

(c)	Prohibition on Issuance of Shares or Similar Rights by the Founder Holdcos

The Founder Holdcos shall not, and the Founders shall procure the relevant Founder Holdco not to, issue any shares or any securities, debenture or obligation in whatsoever nature that is convertible into or exercisable for the relevant Founder Holdco’s shares, any other right that may grant the recipient rights and privileges similar to that of a shareholder of the relevant Founder Holdco, or in any other manner that may have similar effect to any of the above, unless otherwise approved in writing by a majority of votes of the Directors (including the affirmative votes of at least two-thirds (2/3) of all Preferred Directors).

6.2	Right of First Refusal

(a)	Proposed Transfer Notice

Each Restricted Shareholder (including its successors and permitted assignees) (a “Transferor”) proposing to make a proposed Transfer must deliver a notice (the “Proposed Transfer Notice”) to the Company and the holders of Preferred Shares (“Eligible Holders”, each an “Eligible Holder”). Such Proposed Transfer Notice shall contain the material terms and conditions of the Proposed Transfer, including without limitation a description of the Shares (the “Transfer Shares”) that such Transferor proposes to transfer (a “Proposed Transfer”), and the identity of the Prospective Transferee.

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(b)	Company’s Option.

The Company shall have the right, exercisable upon written notice to the Transferor and the Eligible Holders, within twenty (20) days after receipt of the Proposed Transfer Notice (the “Company First Refusal Period”), to elect to purchase all or any part of the Transfer Shares at the same price as described in the Proposed Transfer Notice and subject to the same material terms and conditions as described in the Proposed Transfer Notice (if any). The Company may exercise such purchase option and purchase all or any portion of the Transfer Shares by notifying the Transferor in writing before expiration of such twenty (20) day period as to the number of shares that it wishes to purchase. If the Company gives the notice that it desires to purchase such shares, then payment for the Transfer Shares shall be made by check or wire transfer, against the allotment of the Transfer Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the delivery to the Company of such notice.

(c)	Eligible Holders’ Right of First Refusal.

(i) To the extent the Company fails, is disapproved or declines to purchase any or all of the Transfer Shares of the Transferor by exercising its right under Section 6.2 within the Company First Refusal Period, the remaining Transfer Shares shall be subject to the right of the Eligible Holders pursuant to this Section 6.2. Within five (5) days following the expiration of the Company First Refusal Period, or if earlier, the date when the Company indicates its declination to purchase all, or a portion of, the Transfer Shares, the Transferor shall give each Eligible Holder an “Additional Transfer Notice” that shall include all of the information required in a Proposed Transfer Notice and shall additionally identify the Transfer Shares of the Transferor that the Company has declined or failed to purchase (the “Remaining Shares”).

(ii) Each Eligible Holder shall have an option for a period of twenty (20) days after receipt of the Additional Transfer Notice (the “Option Period”) to elect to purchase all or any portion of its Pro Rata ROFR Share of the Remaining Shares at the same price and subject to the same material terms and conditions (if any) as described in the Additional Transfer Notice, by notifying the Transferor and the Company in writing before expiration of the Option Period as to the number of such Remaining Shares that it wishes to purchase (the “Right of First Refusal”).

(iii) For the purposes of this Section 6.2(c), an Eligible Holder’s “Pro Rata ROFR Share” of the Transfer Shares shall be equal to (A) the total number of Remaining Shares, multiplied by (B) a fraction, the numerator of which shall be the aggregate number of Class A Ordinary Shares held by such Eligible Holder on the date of the Additional Transfer Notice (including all Preferred Shares held by such Eligible Holder on an as-converted basis) (specially, for each of Founder Holdcos, GSR, GGV and Lightspeed, the numerator of which shall be the aggregate number of Class A Ordinary Shares calculated on an as-converted and fully-diluted basis of only Preferred Shares held by such Founder Holdcos, GSR, GGV or Lightspeed, respectively) and the denominator of which shall be the total number of Class A Ordinary Shares held by all Eligible Holders on such date (solely including all Preferred Shares held by such Eligible Holders on an as-converted basis).

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(d)	Re-allotment Notice of Transfer Shares.

Should any Eligible Holder fail to purchase its full Pro Rata ROFR Share of the Remaining Shares within the Option Period, then, within five (5) calendar days after the expiration thereof, the Transferor shall send a written notice (the “Re-allotment Notice”) to each Eligible Holder who has fully exercised its Right of First Refusal in accordance with Section 6.2(c) above (each an “Exercising Eligible Holder”). Such Re-allotment Notice shall include all the information required in the Proposed Transfer Notice and shall additionally identify the number of remaining Transfer Shares not purchased (the “Additional Remaining Shares”).

(e)	Re-allotment of Transfer Shares.

Each Exercising Eligible Holder shall have a re-allotment right to purchase all or any portion of the Additional Remaining Shares on the terms and conditions set forth in the Proposed Transfer Notice. To exercise such re-allotment right with respect to the Additional Remaining Shares, the Exercising Eligible Holder must deliver to the Transferor and the Company an exercise notice indicating the additional number of Transfer Shares that it wishes to purchase within ten (10) calendar days after its receipt of the Re-allotment Notice (the “Reallotment Exercise Period”). Within five (5) calendar days after the expiration of the Reallotment Exercise Period, the Transferor shall give written notice to the Company and each Eligible Holder confirming and specifying the number of Transfer Shares that such Eligible Holder has elected to purchase (including any re-allotments) by exercising its Right of First Refusal pursuant to this Section 6.2 (the “Confirmation Notice”). In the event that the Exercising Eligible Holders have elected to purchase more than the amount of the Additional Remaining Shares available for purchase, the Additional Remaining Shares shall be allocated among the Exercising Eligible Holders electing to purchase based on the Pro Rata ROFR Share applied to the Exercising Eligible Holders electing to purchase the Additional Remaining Shares.

(f)	Additional Re-allotment Right of COSMIC BLUE.

Subject to the terms and conditions specified in Section 7.3, in the event (a) the Transferor proposes to transfer any Transfer Shares to any COSMIC BLUE Restricted Person during COSMIC BLUE Restricted Period; and (b) the Company and the Eligible Holders have not fully exercised their Right of First Refusal or the re-allotment right to purchase all the Transfer Shares within the time periods specified in Section 6.2(a) to Section 6.2(e) above, so long as COSMIC BLUE or its Affiliates holds any Shares in the Company, within five (5) calendar days after the expiration of Re-allotment Exercise Period, the Transferor shall give COSMIC BLUE an additional written notice (the “COSMIC BLUE Additional Re-allotment Notice”) which shall include all the information required in the Additional Transfer Notice and shall additionally identify the portion of the remaining Transfer Shares available which have not be purchased by the Company and the Eligible Holders pursuant to Section 6.2(a) to Section 6.2(e) above (the “COSMIC BLUE Remaining Transfer Shares”). COSMIC BLUE shall have an additional re-allotment right to purchase all but no less than all of the COSMIC BLUE Remaining Transfer Shares at the same price and on the same terms and conditions as specified in the COSMIC BLUE Additional Re-allotment Notice. To exercise such additional reallotment right with respect to the COSMIC BLUE Remaining Transfer Shares, COSMIC BLUE shall deliver to the Transferor, the Company and other Eligible Holders an exercise notice (the “COSMIC BLUE Additional Confirmation Notice”), within ten (10) calendar days after receipt of the COSMIC BLUE Additional Re-allotment Notice.

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(g)	Consideration; Closing.

Should the purchase price of the Transfer Shares specified in the Proposed Transfer Notice be payable in property, services or other non-cash consideration, each Eligible Holder shall have the right to pay the purchase price in the form of cash equal in amount to the value of such non-cash consideration. If the Transferor and the Eligible Holder fail to agree on such cash value within ten (10) days after the date on which the Eligible Holder exercises its Right of First Refusal pursuant to Section 6.2(c) and Section 6.2(e) above, the valuation shall be determined by the Board in good faith. The closing of the purchase of the Transfer Shares by the Eligible Holder shall take place, and the consideration payable by such Eligible Holder for the Transfer Shares shall have been allotted to the Transferor, by the later of (i) the intended closing date specified in the Proposed Transfer Notice; and (ii) ten (10) calendar days after delivery of the Confirmation Notice or COSMIC BLUE Additional Confirmation Notice, as the case may be.

6.3	Right of Co-Sale

(a) If any Transfer Shares subject to a Proposed Transfer are not purchased pursuant to Section 6.2 above and thereafter are to be sold to a Prospective Transferee (such Transfer Shares, the “Co-Sale Eligible Shares”), each Eligible Holder that has not exercised its rights under Section 6.2(c) or Section 6.2(f) (the “Co-Sale Eligible Holder”) may elect to exercise its right (a “Right of Co-Sale”) and participate on a pro-rata basis in the Proposed Transfer on the same terms and conditions specified in the Proposed Transfer Notice. To exercise its Right of Co-Sale, the Co-Sale Eligible Holder must give the Transferor written notice to that effect within fifteen (15) calendar days (the “Co-Sale Period”) after receipt of the Confirmation Notice as provided in Section 6.2(e) or COSMIC BLUE Additional Confirmation Notice, as provided in Section 6.2(f), as applicable, and upon giving such notice the Co-Sale Eligible Holder shall be deemed to have effectively exercised the Right of Co-Sale.

(b) Each Co-Sale Eligible Holder, by timely exercising its Right of Co-Sale by delivering the written notice provided for above in Section 6.3(a) may include in the Proposed Transfer all or any part of its Shares equal to the product obtained by multiplying (i) the aggregate number of Co-Sale Eligible Shares by (ii) a fraction, the numerator of which is the total number of Class A Ordinary Shares held by such Co-Sale Eligible Holder immediately before consummation of the Proposed Transfer (including all Preferred Shares held by such Co-Sale Eligible Holder on an as-converted basis) (specially, for each of Founder Holdcos, GSR, GGV and Lightspeed, the numerator of which shall be the aggregate number of Class A Ordinary Shares calculated on an as-converted basis of only Preferred Shares held by such Founder Holdcos, GSR, GGV or Lightspeed, respectively) and the denominator of which is the total number of Class A Ordinary Shares held, in the aggregate, by all Co-Sale Eligible Holders immediately prior to the consummation of the Proposed Transfer (solely including all Preferred Shares held by such Co-Sale Eligible Holders on an as-converted basis), plus the number of Ordinary Shares held by the Transferor (excluding any Ordinary Shares convertible from any Preferred Shares held by the Founder Holdcos), provided that such Co-Sale Eligible Holder shall not be obligated in connection with such Transfer to (x) pay any amount with respect to any liabilities arising from the representations and warranties severally made by it in excess of its share of the total consideration paid by the Prospective Transferee or (y) make any representations or warranties concerning the business, operations or condition (financial or otherwise) of any of the Group Companies. To the extent that one or more of the Co-Sale Eligible Holders exercises such right of participation in accordance with the terms and conditions set forth herein, the number of Co-Sale Eligible Shares that the Transferor may sell in the Proposed Transfer shall be correspondingly reduced.

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(c) The sale of the Co-Sale Eligible Shares and remaining Transfer Shares shall occur within twenty-five (25) calendar days from the beginning of the Co-Sale Period (the “Co-sale Closing”). For the avoidance of doubt, the Right of Co-Sale shall not apply with respect to Transfer Shares sold or to be sold to the Eligible Holders under the Right of First Refusal in Section 6.2.

(d) A Co-Sale Eligible Holder shall effect its participation in the Proposed Transfer by delivering to the Transferor, prior to the Co-Sale Closing, a signed instrument of transfer and one or more share certificates, properly endorsed for transfer to the Prospective Transferee, representing:

(i) the number of Ordinary Shares that such Co-Sale Eligible Holder elects to include in the Proposed Transfer; or

(ii) the number of Preferred Shares that are at such time convertible into the number of Class A Ordinary Shares that such Co-Sale Eligible Holder elects to include in the Proposed Transfer; provided, however, that if the Prospective Transferee objects to the allotment of convertible Preferred Shares in lieu of the Class A Ordinary Shares, such Co-Sale Eligible Holder shall first convert the Preferred Shares into Class A Ordinary Shares and allot such Class A Ordinary Shares as provided above. The Company agrees to make any such conversion concurrent with and contingent upon the actual transfer of such shares to the Prospective Transferee.

(e) The terms and conditions of any sale pursuant to this Section 6.3 will be contained in, and governed by, a written purchase and sale agreement with customary terms and provisions for such a transaction.

(f) The register of members of the Company will be updated in consummation of the sale of the Transfer Shares pursuant to the terms and conditions specified in the Proposed Transfer Notice and the purchase and sale agreement, and the Transferor shall concurrently therewith remit to each Co-Sale Eligible Holder the portion of the sale proceeds to which such Co-Sale Eligible Holder is entitled by reason of its participation in such sale. If any Prospective Transferee or Transferees refuse(s) to purchase securities subject to the Right of Co-Sale from any Co-Sale Eligible Holder exercising its Right of Co-Sale hereunder, no Transferor may sell any Transfer Shares to such Prospective Transferee or Transferees unless and until, simultaneously with such sale, such Transferor purchases all securities subject to the Right of Co-Sale from such Co-Sale Eligible Holder at the same price and subject to the same material terms and conditions (if any) as described in the Proposed Transfer Notice.

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6.4	Severability

The exercise or election not to exercise any right by the Eligible Holders hereunder shall not adversely affect its right to participate in any other sales of Transfer Shares subject to this Section 6.

6.5	Effect of Failure to Comply

(a) Any Transfer not made in compliance with the requirements of this Agreement (including without limitation this Section 6 and Section 7.3) shall be null and void ab initio, shall not be recorded on the books or register of the Company or its transfer agent and shall not be recognized by the Company. Each party hereto acknowledges and agrees that any breach of this Agreement would result in substantial harm to the other parties hereto for which monetary damages alone could not adequately compensate. Therefore, the parties hereto unconditionally and irrevocably agree that any non-breaching party hereto shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Shares not made in strict compliance with this Agreement).

(b) If the Transferor purports to sell any Shares in contravention of the Right of Co-Sale (a “Prohibited Transfer”), each Co-Sale Eligible Holder, in addition to such remedies as may be available by Law, in equity or hereunder, is entitled to require such Transferor to purchase Shares from the Co-Sale Eligible Holder, as provided below, and such Transferor will be bound by the terms of such option. If a Transferor makes a Prohibited Transfer, each Co-Sale Eligible Holder upon timely exercise of its Right of Co-Sale under Section 6.3 may require such Transferor to purchase from such Eligible Holder the type and number of Shares that such Co-Sale Eligible Holder would have been entitled to sell to the Prospective Transferee under Section 6.3 had the Prohibited Transfer been effected pursuant to and in compliance with the terms of Section 6.3. The sale will be made on the same terms and subject to the same conditions as would have applied had the Transferor not made the Prohibited Transfer, except that the sale (including, without limitation, the delivery of the purchase price) must be made within ninety (90) days after the Co-Sale Eligible Holder learns of the Prohibited Transfer, as opposed to the timeframe prescribed in Section 6.3. Such Transferor shall also reimburse such Co-Sale Eligible Holder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Co-Sale Eligible Holders’ rights under Section 6.3.

6.6	Exempt Transfers

Notwithstanding the foregoing or anything to the contrary herein, the provisions of Section 6.1(b), Section 6.2 and Section 6.3 shall not apply: (i) to a repurchase of Shares from a Transferor by the Company at a price no greater than that originally paid by such Transferor for such Shares and pursuant to Share Restriction Agreements and an agreement containing vesting and/or repurchase provisions under ESOP plan approved by the Board; (ii) in the case of a Transferor that is a natural person, upon a transfer of Shares by such Transferor, either during his or her lifetime or on death by will or intestacy, to his or her Immediate Family Members for bona fide estate and tax planning purposes, or any custodian or trustee for the account of a Transferor or a Transferor’s Immediate Family Members for bona fide estate and tax planning purposes, or any company whose Equity Securities are directly or indirectly 100% owned by such Transferor, provided that in each case, such transferee shall, as a condition of such transfer, agree to be subject to the same restrictions and obligations as such Transferor (including in the capacity as a Founder or Founder Holdco, as applicable) by executing and delivering an Assumption Agreement substantially in the form attached hereto as Exhibit C and the Transferor shall continue to be responsible for its obligations hereunder on a joint and several basis with such transferee; and (iii) the sale of any Shares to the public in an initial public offering.

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6.7	Restrictions on Transfer of Preferred Shares

Subject to the terms and conditions specified in Section 7.3, each of the holders of the Preferred Shares may, whether in a single transaction or in a series of transactions, make a transfer of its outstanding Preferred Shares at any time prior to a Qualified IPO to any third party; provided, however, that the holders of the Preferred Shares shall not, without the prior written consent of the Company, make a transfer of its Preferred Shares to (i) any Person which operates any of the businesses listed on Exhibit D attached hereto, which list is subject to a yearly update based on the resolution of the Board (including the affirmative votes of at least two-thirds (2/3) of all Preferred Directors) of the Company; (ii) the De Facto Controlling Person of any of such Persons specified in clause (i) above; (iii) the current chief executive officer of such Persons specified in clause (i) above or any of his/her Relatives; and/or (iv) any other Person who is Controlled by any of the Persons specified in clauses (i), (ii) or (iii) above (each a “Competitor”). For purposes of this Section 6.7, “Control” with respect to any specified Person means any other Person (a) owns, directly or indirectly, share capital or other equity interests representing more than (x) in the case such specified Person’s equity interests are listed on a securities exchange, thirty percent (30%) of the outstanding voting power or economic interest of the outstanding equity interests of such specified Person and no other Person owns a greater number of outstanding voting power or economic interest of such specified Person or (y) in the case such specified Person’s equity interests are not listed on a securities exchange, 50% in voting power or economic interest of the outstanding equity interests of such specified Person or (b) has the direct or indirect power to designate, appoint or remove directors representing more than 50% in the voting power of the board of directors of such specified Person; “De Facto Controlling Person” with respect to any specified Person means such other Person who Controls such specified Person and any of his/her Relatives; and “Relatives” with respect to any specified Person means such specified Person’s spouse, parents, children, siblings, mother-in-law, father-in-law, and brothers and sisters-in-law.

6.8	Restrictions on Transfer of Shares by Angel Parties

Subject to the terms and conditions specified in Section 7.3, each Angel Party may, whether in a single transaction or in a series of transactions, make a transfer of its outstanding Shares at any time prior to a Qualified IPO to any third party; provided, however, that the Angel Parties shall not, without the prior written consent of the Company, make a transfer of its Shares to any Competitor of the Company.

6.9	Term

The provisions of this Section 6 shall terminate immediately prior to the Company’s initial public offering.

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7.	ADDITIONAL COVENANTS

7.1	Share Incentive Plan

The Company has established a share incentive option (the “ESOP”), under which the Company has reserved a total of 32,861,206 Class A Ordinary Shares for issuance to officers, directors, employees and consultants of the Company. Unless approved by the consent of the Board of Directors (including the approval of at least two-thirds (2/3) of all Preferred Directors), all employees, officers, directors and consultants of the Company who shall purchase, or receive options to purchase, shares of the Company under the ESOP shall be required to execute share purchase or option agreements on terms no less strict than the following: (i) vesting of shares over a four-year period since the date of commencement of services, with 25% of the shares vesting at the first anniversary of the aforesaid date, and the remaining 75% of the shares vesting in equal monthly installments over the next thirty-six (36) months; and (ii) a one-hundred eighty (180) day lockup period in connection with the Company’s IPO. Unless approved by the holders of a majority of the Ordinary Shares and the Super Preferred Majority Holders, no acceleration shall be applicable to such vesting schedule. It is agreed by the Parties that as to the grant and vesting of no more than 5% of the ESOP Shares, all the Directors of the Board shall not unreasonably withhold their consents from voting in favor of any resolutions regarding the ESOP Shares proposed by the Founder Parties. It is further agreed by the Parties that in January of each year, the Company has an option right to repurchase up to 20% of the then vested ESOP Shares in any grantee’s (other than the Founders, chief executive officer and chief technology officer of the Group Companies) possession by using the funds out of up to 1% of the Company’s own cash/cash equivalents lawfully available therefor other than any cash/cash equivalents obtained from any debt financing, at a price per share equal to that adopted in the Company’s most recent round of financing, provided that (a) the Company may only repurchase vested ESOP Shares from the grantee (other than the Founders, chief executive officer and chief technology officer of the Group Companies) who has served at least two (2) years of employment or engagement with any Group Company, (b) approval of a resolution on such repurchase requires consents of the majority of the votes of the Directors, and (c) all the ESOP Shares so repurchased shall be cancelled and reserved for issuance pursuant to the ESOP. Except for the estate planning, no Class A Ordinary Shares subject to the vesting schedule in this Section 7.1 shall be transferrable prior to such vesting. The Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and the right to repurchase unvested shares at cost in accordance with the Transaction Documents.

7.1A	ESOP Expansion and Issuance

The Parties expressly agree that in the event that, prior to December 31, 2022, the Company has either (A) completed a new bona fide equity financing with (i) the post-money valuation of the Company in such round of equity financing being no less than US$3,000,000,000 and (ii) the total investment amount in such round of equity financing being no less than US$150,000,000, or (B) completed a Qualified IPO, then Company shall further reserve up to 15,696,653 number of Class A Ordinary Shares in aggregate for issuance to officers, directors, employees and consultants of the Company pursuant to the ESOP.

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7.2	Protective Provisions

(a)	Acts Requiring Approval by Holders of Preferred Shares.

So long as there are any Preferred Shares outstanding, in addition to any other vote or consent required elsewhere in this Agreement, the Articles or by any applicable statute, each of the Company and the Group Companies hereby covenants and agrees that it shall not, and the Founder Parties shall procure that the Group Companies do not directly or indirectly, do any of the following matters, without the approval of the affirmative vote of the Super Preferred Majority Holders (regardless if such matter would have to be approved by the Board, shareholders, or any other corporate body or organ) (for these purposes, references to Company in this Section 7.2 shall mean the Company and/or any Group Company); provided that items (i) and (vi) shall require the prior written approval of (s) the Series E-3 Majority Holders, where such matter(s) will affect any right, preference, privilege, obligation or restriction of the holders of Series E-3 Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series E-3 Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series E-3 Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares), (t) the Super Series E Majority Holders, where such matter(s) will affect any right, preference, privilege, obligation or restriction of the holders of Series E-1 Shares and/or Series E-2 Shares (only with respect to the holders of Series E-1 Shares, other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series E-1 Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series E-1 Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares; and only with respect to holders of Series E-2 Shares, other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series E-2 Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series E-2 Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares), (u) the Super Series D Majority Holders, where such matter(s) will affect any right, preference, privilege, obligation or restriction of the holders of Series D Shares and/or Series D+ Shares (only with respect to the holders of Series D Shares, other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series D Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series D Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares, and only with respect to the holders of Series D+ Shares, other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series D+ Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series D+ Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares), (v) the Series C Majority Holders, where such matter(s) will affect any right, preference, privilege, obligation or restriction of the holders of Series C Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series C Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series C Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares), (w) the Series B+ Majority Holders, where such matter(s) will affect any right, preference, privilege, obligation or restriction of the holders of Series B+ Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series B+ Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series B+ Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares), (x) the Super Series B Majority Holders, where such matter(s) will affect any right, preference, privilege, obligation or restriction of the holders of Series B Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series B Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series B Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares), and (y) the Super Series A Majority Holders, where such matter(s) will affect any right, preference, privilege, obligation or restriction of the holders of Series A Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series A Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series A Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares):

(i) any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Preferred Shares;

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(ii) any action that authorizes, creates or issues, or obligates the Company to authorize, create or issue, shares of any class of capital stock of the Company, or instruments that are convertible into shares, having preferences superior to or on a parity with the Preferred Shares;

(iii) any share split, share consolidation or stock dividend or any action that reclassifies any outstanding shares of the Company;

(iv) any increase or decrease or cancellation in the number of authorized or outstanding Ordinary Shares or Preferred Shares of the Company or share capital of any other Group Company, or any issuance, distribution, purchase or redemption of any convertible security or warrant or any issuance of option, except for any such action under the terms of the ESOP or the redemption of any Preferred Shares in accordance with their terms in the Articles;

(v) incurrence of indebtedness for money borrowed in excess of US$300,000 per commitment or US$1,500,000 in the aggregate during any twelve (12) months’ period by any Group Company from any Person(s) (except for other Group Companies), or such higher amounts set by the Board (including the affirmative votes of at least fifty percent (50%) of all Preferred Directors) according to the expansion of the Company’s business;

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(vi) any adoption, amendment or waiver of any provision of the memorandum or articles of association of the Company or similar organizational documents of any other Group Company;

(vii) the liquidation, dissolution or winding up of any Group Company;

(viii) authorizing or consummating a Liquidation Event or authorizing or consummating the merger, acquisition, reorganization, consolidation, business combination or similar transaction, or sale, conveyance or other disposition of all or substantially all of the assets or business, or exclusive licensing of all or substantially all of the intellectual property, of any Group Company;

(ix) the declaration or payment of a dividend on the capital stock of any Group Company;

(x) the redemption or repurchase of capital stock (including exercising the purchase option of the Company pursuant to Section 6.2(b)), other than the redemption of any Preferred Shares in accordance with their terms in the Articles or repurchases from employees upon termination of employment at the employee’s original purchase price or pursuant to contractual rights of first refusal under the ESOP plan duly approved by the Board;

(xi) any change to the size of the Board of Directors of any Group Company or any change to the manner in which the directors of any Group Company are appointed;

(xii) any sale of all or substantially all of any of the Group Company’s assets, goodwill or any material asset or undertaking of any Group Company, or any transaction resulting in a change of control of any Group Company;

(xiii) any sale, transfer, or exclusive licensing to any third party any material patent, brand, copyright, trademark or any material intellectual property of the Group Company;

(xiv) a public offering of or other listing of securities of the Company or its subsidiaries (including the selection of any underwriter for such offering);

(xv) any termination of, unapproved amendment to or breach of any contracts among the Group Companies designed to provide the Company with control over, and the ability to consolidate the financials statements of, direct or indirect subsidiaries and/or controlled entities, including without limitation the Restructuring Documents;

(xvi) any amendment to the foregoing items; and

(xvii) any agreement or commitment by any Group Company to do any of the foregoing items.

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(b)	Acts Requiring Approval by at least two-thirds (2/3) of all Preferred Directors.

For so long as certain Investors are entitled to designate the Preferred Directors, in addition to such other limitations as may be provided herein or in the applicable laws, the Articles of the Company or any of the Company’s contractual obligations, the Company and the other Group Companies shall not, directly or indirectly take any of the following actions, except with a majority of the votes of the Directors including affirmative votes of at least two-thirds (2/3) of all Preferred Directors:

(i) the issuance of any securities by any Group Company (other than the Company) to any third party;

(ii) amend or terminate the ESOP plan or approve any new equity-based compensation plan or any bonus or incentive plan;

(iii) the issuance or reservation of Class A Ordinary Shares under the Company’s ESOP plan in excess of the total number of Class A Ordinary Shares reserved under the ESOP as of the Completion, except for the issuance and reservation of Class A Ordinary Shares according to Section 7.1A hereof;

(iv) appointment and change of Auditor of and any material change in the accounting policies, procedures or internal control of any Group Company;

(v) entering into or amending any Related Party Transactions in excess of US$150,000, other than (a) the transactions with COSMIC BLUE or any of its Affiliates to the extent not exceeding US$2,000,000 in the aggregate in any fiscal year, and (b) (x) the transactions with Tencent or any of its Affiliates with respect to service of email, wechat and network cloud, and (y) other transactions with Tencent or any of its Affiliates to the extent not exceeding US$4,000,000 in the aggregate in any fiscal year;

(vi) any increase in compensation of any employee of the Group Companies with monthly salary of at least RMB20,000 by more than forty percent (40%) in a twelve 12 months’ period;

(vii) establish any committees (including a compensation committee), local boards or agencies for managing any of the affairs of the Group Companies;

(viii) any other action that would materially affect the rights or interests of Investors;

(ix) having any subsidiary that is not wholly owned by any Group Company;

(x) any amendment to the foregoing items; and

(xi) any agreement or commitment by any Group Company to do any of the foregoing items.

Furthermore, for so long as certain Investors are entitled to designate the Preferred Directors, the Company and the other Group Companies shall not, directly or indirectly, cease to conduct or carry on its Business substantially as now conducted by the Group Companies, change of any material part of its business or enter into business that is outside of the Business, except with a majority of the votes of the Directors including affirmative votes of at least two-thirds (2/3) of all Preferred Directors.

(c) Acts Requiring Approval by at least two-thirds (2/3) of all Preferred Directors other than KKR Director.

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For so long as certain Investors are entitled to designate the Preferred Directors, in addition to such other limitations as may be provided herein or in the applicable laws, the Articles of the Company or any of the Company’s contractual obligations, the Company and the other Group Companies shall not, directly or indirectly take any of the following actions, except with a majority of the votes of the Directors including affirmative votes of at least two-thirds (2/3) of all Preferred Directors other than KKR Director:

(i) the creation of any new joint ventures or joint partnership;

(ii) incurrence of capital expenditures exceeding US$300,000 per commitment or US$1,500,000 in the aggregate during twelve (12) months’ period (or such higher amounts set by the Board according to the expansion of the Company’s business) outside of Board approved annual Budget;

(iii) approving or amending the annual Budget;

(iv) purchase or disposal of business or assets in excess of US$300,000 per commitment or US$1,500,000 in the aggregate during any twelve (12) months’ period by any Group Company;

(v) extension by the any of the Group Companies of any loan or guarantee for indebtedness in excess of US$100,000 per commitment or US$500,000 in the aggregate during any twelve (12) months’ period to any third party;

(vi) equity investment in any third party with the amount of investment in excess of US$100,000 per commitment or US$500,000 in the aggregate during any twelve (12) months’ period;

(vii) other transactions that is outside ordinary course of business and involving an amount in excess of US$100,000 per commitment or US$500,000 in the aggregate during any twelve (12) months’ period or exclusive relationship;

(viii) appointment or replacement of the CEO, CFO, COO and CTO of the Group Companies;

(ix) initiate or settle any material litigation or arbitration;

(x) any amendment to the foregoing items; and

(xi) any agreement or commitment by any Group Company to do any of the foregoing items.

(d)	Acts Requiring Approval by Holders of Ordinary Shares.

So long as there are any Ordinary Shares outstanding (excluding the Ordinary Shares held by the Founder Parties), in addition to any other vote or consent required elsewhere in this Agreement, the Articles or by any applicable statute, the Group Companies shall not, impose any additional restrictions or make amendment to existing restrictions which is detrimental to the holders of Ordinary Shares (excluding the Founder Parties) (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Ordinary Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Ordinary Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Ordinary Shares (other than the Founder Parties)), except with the written consent of the holders of at least two-thirds (2/3) of the then outstanding Ordinary Shares (excluding the Ordinary Shares held by the Founder Parties), voting as a separate class.

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7.3	Tencent Restricted Person Transaction

Notwithstanding any other provision to the contrary in this Agreement, the Articles and other Transaction Documents, and in addition to any other rights available to Tencent under the Transaction Documents, prior to any IPO, for so long as Tencent, together with its Affiliates, hold all the Shares it acquired at the Completion (as defined in the Series E-2 Share Subscription Agreement),

(a) without the prior written consent of Tencent, (i) the Company shall not, and the Shareholders of the Company shall not permit the Company to, propose, issue or agree to issue any Equity Securities or other securities of the Company, and each other Group Company shall not propose, issue or agree to issue any Equity Securities or other securities in such Group Company, to any Tencent Restricted Person, and (ii) except as provided in Section 7.3(b), no Founder Party (with respect to both the Ordinary Shares and Preferred Shares held by it) and/or its permitted assigns may directly or indirectly, sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose through one or a series of transactions any Equity Securities of the Company or any other Group Company held by it to any Tencent Restricted Person, and no Group Company shall recognize, register or effect such sale, assignment, transfer, pledge, hypothecation, mortgage, encumbrance or other disposal;

(b) in the event that any Shareholder (including its successors and permitted assignees) other than the Founder Holdcos (a “Tencent Restricted Person Transferor”) proposes to transfer any Shares (the “Tencent Restricted Person Transfer Shares”) to any Tencent Restricted Person (the “Tencent Restricted Person Share Transfer”), such Tencent Restricted Person Transferor must deliver a written notice (the “Tencent Restricted Person Share Transfer Notice”) to Tencent. Such Tencent Restricted Person Share Transfer Notice shall contain the material terms and conditions of the Tencent Restricted Person Share Transfer, including without limitation a description of the Tencent Restricted Person Transfer Shares that such Tencent Restricted Person Transferor proposes to transfer, and the identity of the prospective transferee. Tencent shall have the right for a period of ten (10) Business Days after receipt of the Tencent Restricted Person Share Transfer Notice (the “Tencent’s Option Period of Share Transfer”) to elect to purchase all but not less than all of such Tencent Restricted Person Transfer Shares at the same price and on the same terms and conditions as specified in the Tencent Restricted Person Share Transfer Notice, by notifying such Tencent Restricted Person Transferor and the Company in writing before expiration of the Tencent’s Option Period of Share Transfer (the “Tencent’s Option of Share Transfer”). The closing of the purchase of the Tencent Restricted Person Transfer Shares by Tencent shall take place, and the consideration payable by Tencent for the Tencent Restricted Person Transfer Shares shall have been delivered to the applicable Tencent Restricted Person Transferor(s), by sixty (60) Business Days after delivery of the notice by Tencent to the applicable Tencent Restricted Person Transferor(s) for exercising the Tencent’s Option of Share Transfer.

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(c) Without limiting the generality of the foregoing, if any proposal to transfer any Shares to any Tencent Restricted Person by any Founder Holdco constitutes a Liquidation Event, by itself or together with transfer of Shares by other Shareholders, such transfer by such Founder Holdco shall not be subject to Section 7.3(a)(ii), provided that:

(i) all of the Shares proposed to be transferred by the Shareholders other than the Founder Holdcos shall be subject to Tencent’s Option of Share Transfer as set out in Section 7.3(b) above; and,

(ii) all of the Shares proposed to be transferred by the Founder Holdcos shall be subject to the Right of First Refusal set forth in Section 6.2(b) to Section 6.2(e). If, following the Re-allotment Exercise Period, the Company and the Eligible Holders (including, for the avoidance of doubt, Tencent) have not fully exercised their Right of First Refusal and (if any) re-allotment right to purchase all of the Transfer Shares pursuant to the terms of Section 6.2, the Transferor(s) shall give to Tencent an additional written notice (the “Tencent Additional Re-allotment Notice”) which shall include the same information as required in the Additional Transfer Notice and identify the portion of the remaining Transfer Shares which have not been purchased by the Company and/or Eligible Holders (the “Tencent Re-allotment Shares”), and Tencent shall have the right to elect to purchase all but not less than all of the Tencent Reallotment Shares at the same price and on the same terms and conditions as specified in the Tencent Additional Re-allotment Notice, exercisable by delivery of written confirmation to the Transferor(s) within ten (10) calendar days after receipt of the Tencent Additional Re-allotment Notice; provided that,

(x) if the Prospective Transferee is both a Tencent Restricted Person and a COSMIC BLUE Restricted Person during the COSMIC BLUE Restricted Period, then the Tencent Re-allotment Shares shall be allocated between COSMIC BLUE and Tencent based on the ratio of the number of Class A Ordinary Shares held by COSMIC BLUE and Tencent on an as-converted basis, or otherwise mutually agreed upon by COSMIC BLUE and Tencent; and

(y) the closing of the purchase of the Tencent Re-allotment Shares by Tencent and/or COSMIC BLUE (as the case may be) shall take place, and the consideration payable by Tencent and/or COSMIC BLUE (as the case maybe) for the Tencent Re-allotment Shares shall have been delivered to the Founder Holdcos, by sixty (60) Business Days after delivery of the notice by Tencent and/or COSMIC BLUE (as the case may be) to the applicable Founder Holdcos.

(d) in the event the Company proposes a sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any Group Company of all or substantially all of the assets and/or intellectual property and/or business of the Company (or of all of the Group Companies taken as a whole) (the “Tencent Restricted Person Transfer Assets”) to any Tencent Restricted Person (the “Tencent Restricted Person Asset Transfer”), the Company must deliver a written notice (the “Tencent Restricted Person Asset Transfer Notice”) to Tencent. Such Tencent Restricted Person Asset Transfer Notice shall contain the material terms and conditions of the Tencent Restricted Person Asset Transfer, including without limitation a description of the Tencent Restricted Person Transfer Assets that the Company proposes to transfer, and the identity of the prospective transferee. Tencent shall have the right for a period of twenty (20) Business Days after receipt of the Tencent Restricted Person Asset Transfer Notice (the “Tencent’s Option Period of Asset Transfer”) to elect to purchase all but no less than all of such Tencent Restricted Person Transfer Assets at the same price and on the same terms and conditions as specified in the Tencent Restricted Person Asset Transfer Notice, by notifying the Company in writing before expiration of the Tencent’s Option Period of Asset Transfer (the “Tencent’s Option of Asset Transfer”), provided that, the closing of the purchase of the Tencent Restricted Person Transfer Assets by Tencent shall take place, and the consideration payable by Tencent for the Tencent Restricted Person Transfer Assets shall have been delivered to the applicable Group Companies, by sixty (60) Business Days after delivery of the notice by Tencent to the applicable Group Companies for exercising the Tencent’s Option of Asset Transfer.

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7.4	Meetings of the Board

Unless otherwise determined by the vote of all of the directors then in office, the Board shall meet at least quarterly within the following two weeks of such relevant quarter in each calendar year, subject to such notice requirement set forth in Article 69 of the Articles.

7.5	Successor Indemnification

In the event that the Company or any of its successors or assignees (i) consolidates with or merges into any other entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets or business, or exclusive licensing of all or substantially all of its intellectual property, to any person or entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately prior to such transaction, whether in the Company’s Articles or elsewhere, as the case may be.

7.6	Employee Agreements

The Company shall cause (i) all the Key Employees to enter into non-competition, non-solicitation, confidentiality, proprietary information and invention assignment agreements in substantially the form satisfactory to the Series E-3 Investors; each in the forms attached to the Series E-3 Purchase Agreement as Exhibit G, Exhibit H-1 and Exhibit H-2; (ii) all the employees and consultants of any Group Company, except for the Key Employees, to enter into a confidentiality, proprietary information agreement.

7.7	Most Favoured Investor

In the event before the Completion, that the Company and/or the Founder Parties grant or have granted any other Person in the capacity of the holder of any Equity Securities of any Group Company any rights, privileges or protections more favorable than those granted to the Series E-3 Investors (except for (i) any rights, privileges or protections granted to any Person under the Transaction Documents, and (ii) any rights, privileges or protections having no further force or effect upon or immediately after the Completion, such as those granted under the Prior Shareholders’ Agreement), the Series E-3 Investors shall, solely with respect to the Series E-3 Shares held by them, be automatically entitled to the same rights, privileges or protections pari passu with such other Persons.

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In the event that before the Completion, the Company and/or the Founder Parties grant or have granted any other Person in the capacity of the holder of any Equity Securities of any Group Company any rights, privileges or protections more favorable than those granted to the Prior Investors (except for (i) any rights, privileges or protections granted to any Person under the Transaction Documents, and (ii) any rights, privileges or protections having no further force or effect upon or immediately after the Completion, such as those granted under the Prior Shareholders’ Agreement), the Prior Investors shall, solely with respect to the Preferred Shares held by them, each at their option, be entitled to the same rights, privileges or protections pari passu with such other Persons.

7.8	Option to Purchase Equity Interest in the Domestic Company

The Parties hereby acknowledge and agree that, as part of the consideration for each Investor’s investment in the Company and for other valuable consideration, each of the Investors shall have an option, exercisable at its sole discretion respectively by giving notice to the Company of its intention to so exercise at any time after the Completion, to designate an Affiliate which shall be a PRC resident, to purchase certain fully paid-up equity interest of the Domestic Company from the then shareholders of the Domestic Company, and the Founder Parties and Group Companies shall cause the then shareholders of the Domestic Company to transfer such fully paid-up equity interest of the Domestic Company to such Investor or its designated Affiliate, for an aggregate nominal consideration of RMB 1, so that such Investor shall hold the same shareholding percentage in the Domestic Company as it does in the Company. The Parties shall take or cause to be taken all actions, to do or cause to be done, and to assist and cooperate with the other Parties in doing, all things and execute all instruments necessary, proper or advisable under applicable laws or otherwise to consummate and make effective the addition of such Investor (if it is a PRC resident) or its Affiliate as an equity holder in the Domestic Company in accordance with this Section 7.8. If such Investor or its Affiliate incurs any taxes or any other costs and expenses in connection with the transaction contemplated under this Section 7.8, then the Company and its Affiliates shall bear sole responsibility for such taxes and/or costs and expenses on behalf of such Investor and/or its Affiliate.

7.9	No Investment in Company Restricted Person

Notwithstanding any other provision to the contrary contained herein, as long as COSMIC BLUE and/or its Affiliates hold any Shares in the Company, in the event COSMIC BLUE and/or its Affiliates directly or indirectly hold any Equity Securities in any Company Restricted Person (occurrence of such holding, the “COSMIC BLUE Trigger Event”) during the COSMIC BLUE Restricted Period, then:

(a) COSMIC BLUE shall notify the Company of the COSMIC BLUE Trigger Event within five (5) Business Days thereafter; and

(b) the provisions under Section 4.1(d) and Section 6.2(f) shall automatically terminate and be of no force upon the COSMIC BLUE Trigger Event.

7.10	Business Restriction to YUAN

Notwithstanding any other provision to the contrary contained herein, as long as YUAN and/or its Affiliates hold any Shares in the Company, YUAN and/or its Affiliates shall not, without the prior written consent of the Company, directly or indirectly hold any Equity Securities in (i) any Person which operates any of the businesses under the brand name of “***************”, and/or (ii) any Affiliate of such Person.

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7.11	Tax Matters

(i) The Company shall not, without the written consent of Super Preferred Majority Holders, issue or transfer securities in the Company to any investor if following such issuance or transfer, the Company, in the determination of counsel or accountants for any Investor, would be a “Controlled Foreign Corporation” (“CFC”) as defined in the U.S. Internal Revenue Code of 1986, as amended (or any successor thereto) (the “Code”) with respect to the securities held by such investor. No later than two (2) months following the end of each Company taxable year, the Company shall provide the following information to each Investor: (i) the Company’s capitalization table as of the end of the last day of such taxable year and (ii) a report regarding the Company’s status as a CFC. In addition, the Company shall provide each Investor with access to such other Company information as may be necessary for such Investor to determine the Company’s status as a CFC and to determine whether such Investor or any of such Investor’s partners is required to report its pro rata portion of the Company’s “Subpart F income” (as defined in Section 952 of the Code) on its United States federal income tax return, or to allow such Investor or such Investor’s partners to otherwise comply with applicable United States federal income tax laws. For purposes of this Section 7.11(i) and Section 7.11(ii) below, (i) the term “Investor’s partners” shall mean such Investor’s partners and/or members and any direct or indirect equity owners of such partners and/or members, and (ii) the “Company” shall mean the Company and any of its direct or indirect subsidiaries. The Company shall make due inquiry with its tax advisors on at least an annual basis regarding its status as a CFC and regarding whether any portion of the Company’s income is Subpart F income. In the event that the Company is determined by the Company’s tax advisors to be a CFC with respect to the securities held by any Investor, the Company agrees to use commercially reasonable efforts to avoid generating Subpart F income. In the event that the Company is determined by the Company’s tax advisors to be a CFC with respect to the securities held by any Investor, the Company agrees, to the extent permitted by law, to annually make dividend distributions to such Investor in an amount equal to 50% of any income deemed distributed to any Investor pursuant to Section 951(a) of the Code had such Investor been a “United States person” as such term is defined in Section 7701(a)(30) of the Code.

(ii) The Company will not be at any time during the calendar year in which the Completion occurs a “passive foreign investment company” within the meaning of Section 1297 of the Code (a “PFIC”). The Company shall use its best efforts to avoid being a PFIC. The Company shall make due inquiry with its tax advisors if requested by any Investor regarding its status as a PFIC, and if the Company is informed by its tax advisors that it has become a PFIC, or that there is a likelihood of the Company being classified as a PFIC for any taxable year, the Company shall promptly notify such Investor of such status or risk, as the case may be. In connection with a “Qualified Electing Fund” election made by any Investor or any of such Investor’s partners pursuant to Section 1295 of the Code or a “Protective Statement” filed by such Investor or any of such Investor’s partners pursuant to Treasury Regulation Section 1.1295-3, as amended (or any successor thereto), if requested by such Investor, the Company shall provide annual financial information to such Investor in the form satisfactory to such Investor as soon as reasonably practicable following the end of each taxable year of such Investor (but in no event later than 90 days following the end of each such taxable year), and shall provide such Investor with access to such other Company information as may be required for purposes of filing U.S. federal income tax returns in connection with such Qualified Electing Fund election or Protective Statement.

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(iii) The Company shall take such actions, including making an election to be treated as a corporation or refraining from making an election to be treated as a partnership, as may be required to ensure that at all times the Company is treated as corporation for United States federal income tax purposes.

(iv) The Company shall make due inquiry with its tax advisors if requested by any Investor regarding whether such Investor’s interest in the Company is subject to the reporting requirements of either or both of Sections 6038 and 6038B (and the Company shall duly inform such Investor of the results of such determination), and in the event that the Company’s tax advisors determine that such Investor’s interest in the Company is subject to any such reporting requirements, the Company agrees, upon a request from such Investor, to provide such information to such Investor as may be necessary to fulfill such Investor’s obligations thereunder.

7.12	Compliance

The Company shall not, and shall procure that none of the Group Companies nor any of their respective directors, officers, employees, agents or other Persons acting on their behalf (the “Relevant Persons”) shall:

(a)	take any action in violation of any Anti-Corruption Laws or undertake or cause to be undertaken any Anti-Corruption Prohibited Activity;

(b)	engage in any dealings or transactions with or for the benefit of any Sanctioned Person or otherwise violate Sanctions;

(c)	directly or indirectly loan, use, contribute or otherwise make available to any Sanctioned Person any proceeds of any Investor’s investment in the Company or its Subsidiaries;

(d)	violate any Anti-Corruption Laws or Anti-Money Laundering Laws; or

(e)	invest any earnings from criminal activities in the Company or any other Group Company

7.13	Government Officials

No Government Official shall: (i) hold an ownership or other economic interest, direct or indirect, in the Equity Securities of any Group Company held by the Founder Parties or in the contractual relationship formed by this Agreement or (ii) serve as an officer, director or employee of any Group Company.

7.14	Books and Records

As soon as practical after the Completion, the Company shall, and shall procure that the Subsidiaries shall, establish and maintain their books and records, and prepare their periodic statements of accounts, in accordance with IFRS or US GAAP.

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7.15	Ethical Business Practices

The Company shall undertake to conduct, and confirm in writing that the Company and all the other Group Companies and their respective Relevant Persons have always conducted, their business in compliance with all ethical business practices including confirming continued compliance with Sections 7.11 to 7.15 hereof.

7.16	Notification of Breaches

If the Company becomes aware of any actual or suspected breach of any Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions or the provisions of Sections 7.11 to 7.14 by any Group Company or any of their respective Relevant Persons, the Company shall promptly notify the Investors in writing setting out full details of the matter.

7.17	No Violation of Laws

Notwithstanding anything to the contrary in this Agreement, no Investor shall be required by this Agreement or the Articles to take any action, or omit to take any action, that such Investor believes would cause it to be in violation of Anti-Corruption Laws or Sanctions or any other Laws (including Export Control Laws or Anti-Money Laundering Laws) applicable to it.

7.18	Termination of Covenants

The covenants set forth in this Section 7 (other than Sections 7.11 to 7.16) shall terminate and be of no further force or effect immediately prior to the consummation of an initial public offering; provided, for the avoidance of doubt, that the rights set forth in Section 7.3 shall terminate immediately prior to the consummation of an IPO.

8.	MISCELLANEOUS

8.1	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong, without giving effect to any principles of conflicts of laws.

8.2	Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by electronic PDF, facsimile, email transmission, scanned copies or other electronic form of signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.3	Interpretation

This Agreement shall be construed according to its fair language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement. The headings and subheadings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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8.4	Notices

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address, or to such email address, facsimile number or address as set forth on Schedule 2 hereto or as subsequently modified by written notice given in accordance with this Section 8.4.

8.5	Costs of Enforcement

If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable legal adviser’s fees.

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8.6	Amendments and Waivers

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) the Founders, and (iii) the Super Preferred Majority Holders; provided that, any amendment or waiver that affects any holder of Preferred Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares shall require the written consent of the holder so disproportionately and adversely affected; provided further that, (r) any amendment or waiver that affects any right, preference, privilege, obligation or restriction of the holders of Series E-3 Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series E-3 Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series E-3 Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares) shall require the written consent of the Series E-3 Majority Holders, (s) any amendment or waiver that affects any right, preference, privilege, obligation or restriction of the holders of Series E-1 Shares and/or Series E-2 Shares (only with respect to the holders of Series E-1 Shares, other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series E-1 Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series E-1 Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares; and only with respect to the holders of Series E-2 Shares, other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series E-2 Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series E-2 Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares) shall require the written consent of the Super Series E Majority Holders, (t) any amendment or waiver that affects any right, preference, privilege, obligation or restriction of the holders of Series D Shares and/or Series D+ Shares (only with respect to the holders of Series D Shares, other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series D Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series D Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares, and only with respect to the holders of Series D+ Shares, other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series D+ Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series D+ Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares) shall require the written consent of the Super Series D Majority Holders, (u) any amendment or waiver that affects any right, preference, privilege, obligation or restriction of the holders of Series C Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series C Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series C Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares) shall require the written consent of the Series C Majority Holders, (v) any amendment or waiver that affects any right, preference, privilege, obligation or restriction of the holders of Series B+ Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series B+ Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series B+ Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares) shall require the written consent of the Series B+ Majority Holders, (w) any amendment or waiver that affects any right, preference, privilege, obligation or restriction of the holders of Series B Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series B Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series B Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares) shall require the written consent of the Super Series B Majority Holders, (x) any amendment or waiver that affects any right, preference, privilege, obligation or restriction of the holders of Series A Shares (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Series A Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Series A Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Preferred Shares) shall require the written consent of the Super Series A Majority Holders, and (y) any amendment of restrictions that is detrimental to the holders of Ordinary Shares (excluding the Founder Parties) (other than such diminishment of right, preference and privilege resulting solely from issuance of securities of the Company that ranks senior to Ordinary Shares with a pre-money valuation of the Company higher than the post-money valuation of the Company immediately after the Completion and which will not affect any holder of Ordinary Shares in a disproportionate and adverse manner than the effect of such amendment or waiver on other holders of Ordinary Shares (other than the Founder Parties)), shall require the written consent of the holders of at least two-thirds (2/3) of the then outstanding Ordinary Shares (excluding the Ordinary Shares held by the Founder Parties), voting as a separate class. Notwithstanding the foregoing, the observance of any specific right expressly granted to any Investor (other than those granted to it in its capacity as a holder of a certain series of Preferred Shares) may not be waived without the prior written consent of such Investor and any amendment or change of any rights or obligations of any Investor (to the extent any provision applies specifically in respect of such Investor and such Investor is specifically named in connection with such right or obligation in this Agreement) shall require the prior written consent of such Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 8.6 shall be binding on all Parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. Notwithstanding the foregoing, (i) any amendment to (A) the definition of Qualified IPO in this Agreement or in the Articles, (B) the Series E-3 Preference Amount (as defined in the Articles), (C) the definition of Series E-3 Majority Holders in this Agreement or in the Articles, or (D) this clause (i), shall in each case also require the prior written consent of the Series E-3 Majority Holders; (ii) any amendment to (A) the Series E-2 Preference Amount or Series E-1 Preference Amount (as defined in the Articles), (B) the definition of Super Series E Majority Holders in this Agreement or in the Articles, or (C) this clause (ii), shall in each case also require the prior written consent of the Super Series E Majority Holders; (iii) any amendment to (A) the Series D Preference Amount or the Series D+ Preference Amount (as defined in the Articles), (B) the definition of Super Series D Majority Holders in this Agreement or in the Articles, or (C) this clause (iii), shall in each case also require the prior written consent of the Super Series D Majority Holders; (iv) any amendment to (A) the Series C Preference Amount (as defined in the Articles), (B) the definition of Series C Majority Holders in this Agreement or in the Articles, or (C) this clause (iv), shall in each case also require the prior written consent of the Series C Majority Holders; (v) any amendment to (A) the Series B+ Preference Amount (as defined in the Articles), (B) the definition of Series B+ Majority Holders in this Agreement or in the Articles, or (C) this clause (v), shall in each case also require the prior written consent of the Series B+ Majority Holders;.(vi) any amendment to (A) the Series B Preference Amount (as defined in the Articles), (B) the definition of Super Series B Majority Holders in this Agreement or in the Articles, or (C) this clause (vi), shall in each case also require the prior written consent of the Super Series B Majority Holders; and (vii) any amendment to (A) the Series A Preference Amount (as defined in the Articles), (B) the definition of Super Series A Majority Holders in this Agreement or in the Articles, or (C) this clause (vii), shall in each case also require the prior written consent of the Super Series A Majority Holders.

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8.7	Severability

The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In such event, the Parties shall use best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement in respect of the severed provisions, which most closely effects the parties’ intent in entering into this Agreement.

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8.8	Aggregation of Shares

All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

8.9	Entire Agreement

This Agreement (including the Schedules and Exhibits hereto, if any) and other Transaction Documents constitutes the full and entire understanding and agreement between the Parties with respect to the subject matter hereof and thereof, and any other written or oral agreement relating to the subject matter hereof and thereof existing between the Parties (including without limitation to the Prior Shareholders’ Agreement) are expressly canceled; provided, however, that nothing in this Agreement or related agreements shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the Parties prior to the date of this Agreement, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

8.10	Transfers, Successors and Assignees

(a) Unless provided otherwise in this Agreement, this Agreement, and the rights and obligations hereunder, shall not be assigned without the mutual written consents of the Investors and the Company; provided that each of the Investors may assign its rights and obligations in connection with a Transfer of Equity Securities of the Company in accordance with this Agreement but only to the extent of such Transfer. The terms and conditions of this Agreement shall insure to the benefit of and be binding upon the respective successors and assignees of the Parties.

(b) Each transferee or assignee of the Shares subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Assumption Agreement substantially in the form attached hereto as Exhibit C. Upon the execution and delivery of an Assumption Agreement by any transferee, such transferee shall be deemed to be a Party hereto as if such transferee’s signature appeared on the signature pages of this Agreement. By execution of this Agreement or of any Assumption Agreement, each of the Parties appoints the Company as its attorney in fact for the purpose of executing any Assumption Agreement that may be required to be delivered under the terms of this Agreement. The Company shall not permit the transfer of the Shares subject to this Agreement on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Section 8.10. Each certificate representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be endorsed by the Company with the legend set forth in Section 8.11.

(c) Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties or their respective executors, administrators, heirs, successors and assignees any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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8.11	Additional Parties

Notwithstanding anything to the contrary contained herein, if the Company issues additional Series E-3 Shares pursuant to the Warrant (as defined in the Series E-3 Purchase Agreement) after the date hereof, as a condition to the issuance of such shares, the Company shall require that any purchaser of such Series E-3 Shares become a party to this Agreement by executing and delivering the Assumption Agreement substantially in the form attached hereto as Exhibit C. In such event, each such person shall thereafter be deemed an Investor and Series E-3 Investor for all purposes under this Agreement.

8.12	Legend

(a) Each certificate representing Shares of a Founder Holdco issued by the Company shall be endorsed with the following legend:

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDERS’ AGREEMENT (AS AMENDED FROM TIME TO TIME) BY AND AMONG THE SHAREHOLDER, THE COMPANY AND CERTAIN OTHER HOLDERS OF SHARES OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(b) The Founders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 8.12(a) above to enforce the provisions of this Agreement, and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement at the request of the holder.

8.13	Dispute Resolution

(a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall first be subject to resolution through consultation of the parties to such dispute, controversy or claim. Such consultation shall begin within seven (7) days after one Party hereto has delivered to the other Parties involved a written request for such consultation. If within thirty (30) days following the commencement of such consultation the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of any Party with notice to the other Parties.

(b) The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “HKIAC”). There shall be three (3) arbitrators. The complainant and the respondent to such dispute shall each select one (1) arbitrator within thirty (30) days after giving or receiving the demand for arbitration. Such arbitrators shall be freely selected, and the Parties shall not be limited in their selection to any prescribed list. The Chairman of the HKIAC shall select the third arbitrator. If either party to the arbitration does not appoint an arbitrator who has consented to participate within thirty (30) days after selection of the first arbitrator, the relevant appointment shall be made by the Chairman of the HKIAC.

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(c) The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the Arbitration Rules of the HKIAC in effect at the time of the arbitration. However, if such rules are in conflict with the provisions of this Section 8.13, including the provisions concerning the appointment of arbitrators, the provisions of this Section 8.13 shall prevail.

(d) Each Party hereto shall cooperate with any party to the dispute in making full disclosure of and providing complete access to all information and documents requested by such party in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on the Party receiving the request.

(e) The award of the arbitration tribunal shall be final and binding upon the disputing parties, and any party to the dispute may apply to a court of competent jurisdiction for enforcement of such award.

(f) Any party to the dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

8.14	Delays or Omissions

No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.15	Conflict with Articles of Association

In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Company’s Articles or other constitutional documents, the terms of this Agreement shall prevail as among the shareholders of the Company only. The Investors, the Angel Parties and the Founder Parties shall, notwithstanding the conflict or inconsistency, act so as to effect the intent of this Agreement to the greatest extent possible under the circumstances and shall promptly amend the conflicting constitutional documents to conform to this Agreement to the greatest extent possible.

8.16	Holding Companies

The Founders shall procure the relevant Founder Holdcos controlled by them to fully comply with and perform all of the obligations, covenants, undertakings and commitments of such Founder Holdcos under this Agreement.

8.17	Termination of Prior Shareholders’ Agreement

This Agreement supersedes and replaces the Prior Shareholders’ Agreement in its entirety, and such Prior Shareholders’ Agreement shall be of no further force or effect upon execution of this Agreement by the parties required to amend and restate the Prior Shareholders’ Agreement hereto. Each of the Parties that is a party to the Prior Shareholders’ Agreement hereby expressly consents and agrees that this replacement of the Prior Shareholders’ Agreement has been duly approved by the requisite parties to the Prior Shareholders’ Agreement sufficient to constitute a valid replacement of the Prior Shareholders’ Agreement that is binding on all parties to the Prior Shareholders’ Agreement.

– EXECUTION PAGES FOLLOW –

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IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

COMPANY:	Spark Education Limited

	By:	/s/ Luo Jian (罗剑)
Name: Luo Jian (罗剑)
Title: Director

HK CO:	Spark Education (Hongkong) Limited

	By:	/s/ Luo Jian (罗剑)
Name: Luo Jian (罗剑)
Title: Director

BEIJING WFOE:	Beijing Spark Education and Technology co., Ltd. (北京火花思维教育科技有限公司)

	By:	/s/ Luo Jian (罗剑)
Name: Luo Jian (罗剑)
Title: Legal Representative

Affix Seal:

TIANJIN WFOE:	Tianjing Spark Education and Technology co., Ltd. (天津火花思维教育科技有限公司)

	By:	/s/ Ge Qing (葛青)
Name: Ge Qing (葛青)
Title: Legal Representative

Affix Seal:

Signature Page to shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

DOMESTIC COMPANY:	Beijing Xingengyuan Technology Ltd. (北京心更远科技发展有限公司)

	By:	/s/ Luo Jian (罗剑)
Name: Luo Jian (罗剑)
Title: Legal Representative

Affix Seal:

BEIJING CO:	Beijing Spark Juli Education Consulting Co., Ltd. (北京火花聚力教育咨询有限公司)

	By:	/s/ Wang Xiaonan (王霄楠)
Name: Wang Xiaonan (王霄楠)
Title: Legal Representative

Affix Seal:

WUHAN CO:	Wuhan Spark Education Consulting Co., Ltd. (武汉火花思维教育咨询有限公司)

	By:	/s/ Luo Jian (罗剑)
Name: Luo Jian (罗剑)
Title: Legal Representative

Affix Seal:

Signature Page to shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

Founder Parties:

Venus Mission Limited

By:	/s/ Luo Jian
Name: Luo Jian (罗剑)
Title: Director

Luo Jian (罗剑)

By:	/s/ Luo Jian

Fun Kingdom Limited

By:	/s/ Shan Zebing
Name: Shan Zebing (单泽兵)
Title: Director

Shan Zebing (单泽兵)

By:	/s/ Shan Zebing

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

ANGEL PARTY:	Kun Yu Holding Limited

	By:	/s/ ZHENG, Chengzhen
Name: ZHENG, Chengzhen 郑成溱
Title: Director

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTORS:	IDG China Venture Capital Fund IV L.P.

By: IDG China Venture Capital Fund IV Associates L.P., Its General Partner

By: IDG China Venture Capital Fund GP IV Associates Ltd., Its General Partner

	By:	/s/ Chi Sing HO
Name: Chi Sing HO
Title: Authorized Signatory

IDG China IV Investors L.P.

By: IDG China Venture Capital Fund GP IV Associates Ltd., Its General Partner

	By:	/s/ Chi Sing HO
Name: Chi Sing HO
Title: Authorized Signatory

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR & ANGEL PARTY:	Lightspeed China Partners III, L.P.

By: Lightspeed China Partners III GP, LLC,
Its General Partner

	By:	/s/ Qun Mi
Title: Managing Director

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	LFC Investment Hong Kong Limited

	By:	/s/ Duoduo Yi
Title: Authorized Signatory

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTORS:	Hike Capital L.P.

	By:	/s/ Shi Xu
Title: Authorized Signatory

Spruce Fund L.P.

	By:	/s/ Shi Xu
Title: Authorized Signatory

HIKE HELIOS L.P.

	By:	/s/ Shi Xu
Title: Authorized Signatory

HIKE CAPITAL II L.P.

	By:	/s/ Shi Xu
Title: Authorized Signatory

HIKE HERA L.P.

	By:	/s/ Shi Xu
Title: Authorized Signatory

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	ANG YUE GLOBAL LIMITED

	By:	/s/ Hongli Tee
Title: Authorized Signatory

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR & ANGEL PARTY:	GSR VENTURES VI (SINGAPORE) PTE. LTD.
	By:	/s/ Xiaohu Zhu
Title: Authorized Signatory

GSR Chop. Notwithstanding any other provision in this Agreement, this Agreement shall not be effective unless and until GSR VENTURES VI (SINGAPORE) PTE. LTD. has affixed its chop on the appropriate signature page hereof.

INVESTOR:	GSR 2017 Opportunities (Singapore) Pte. Ltd.
	By:	/s/ Xiaohu Zhu
Title: Authorized Signatory

GSR CHOP. Notwithstanding any other provision in this Agreement, this Agreement shall not be effective unless and until GSR 2017 OPPORTUNITIES (SINGAPORE) PTE. LTD. has affixed its chop on the appropriate signature page hereof.

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	Venus Mission Limited

	By:	/s/ Luo Jian
Name: Luo Jian (罗剑)
Title: Director

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	Universe Sourcecode Technology Ltd.

	By:	/s/ XU Peng
Name: XU Peng
Title: Director

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTORS:	SCC Venture VI Holdco, Ltd.

	By:	/s/ Ip Siu Wai Eva
Name: Ip Siu Wai Eva
Title: Authorized Signatory
Date:

Sequoia Capital CV IV Holdco, Ltd.

	By:	/s/ Ip Siu Wai Eva
Name: Ip Siu Wai Eva
Title: Authorized Signatory
Date:

SCC Venture VII Holdco, Ltd.

	By:	/s/ Ip Siu Wai Eva
Name: Ip Siu Wai Eva
Title: Authorized Signatory
Date:

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	Northern Light Venture Capital V, Ltd.

	By:	/s/ Jeffrey D. Lee
Name: Jeffrey D. Lee
Title: Authorized Signatory

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTORS & ANGEL PARTIES:	GGV VII Investments, L.L.C.
By: GGV Capital VII L.L.C., its Manager

	By:	/s/ Stephen Hyndman
Name: Stephen Hyndman
Title: Attorney in Fact

GGV VII Plus Investments, L.L.C.
By: GGV Capital VII Plus L.L.C., its Manager

	By:	/s/ Stephen Hyndman
Name: Stephen Hyndman
Title: Attorney in Fact

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	ZETA ASIA HOLDINGS PTE. LTD.

	By:	/s/ Yan ChengKang
Name: Yan ChengKang
Title: Director

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	COSMIC BLUE INVESTMENTS LIMITED

	By:	/s/ Hua Su
Name:
Title:

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	Tencent Mobility Limited

	By:	/s/ Martin Lau
Name:
Title:

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	YUAN Inc

	By:	/s/ Yong Li
Name:
Title:

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	CGI VIII Investments

	By:	/s/ Kshitish Ballah
Name: Kshitish Ballah
Title: Director

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	TBP Sparkling Holdings Limited

	By:	/s/ David Lin Ning
Name:
Title:

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTOR:	United Strength Delight Limited

	By:	/s/ Zhao John Huan
Name: Zhao John Huan
Title: Director

Signature Page to Shareholders’ Agreement – Spark Education Limited

IN WITNESS WHEREOF, the parties have executed this Shareholders’ Agreement as of the date first written above.

INVESTORS:	Lighthousecap Fellow L.P.

	By:	/s/ Xuanle Zheng
Name:
Title:

Lighthouse International Growth Fund L.P.

	By:	/s/ Xuanle Zheng
Name:
Title:

Signature Page to Shareholders’ Agreement – Spark Education Limited

EXHIBIT A

DEFINITIONS

For purposes of this Agreement, capitalized terms shall have the meanings set forth in this Exhibit A.

1.	The term “Additional Equity Securities” has the meaning set forth in the Articles.

2.	The term “Additional Remaining Shares” has the meaning ascribed to it in Section 6.2(d).

3.	The term “Additional Transfer Notice” has the meaning ascribed to it in Section 6.2(c)(i).

4.

The term “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. In the case of a natural person, the Affiliate also includes (i) such Person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brothers-in-law and sisters-in-law; and (ii) any trust Controlled by or held for the benefit of such Person. The term “affiliated” has the meaning correlative to the foregoing. Notwithstanding the Parties acknowledge and agree that (x) the name “Sequoia Capital” is commonly used to describe a variety of entities (collectively, the “Sequoia Entities”) that are affiliated by ownership or operational relationship and engaged in a broad range of activities related to investing and securities trading and (y) notwithstanding any other provision of this Agreement to the contrary, this Agreement shall not be binding on, or restrict the activities of, any (i) Sequoia Entity outside of the Sequoia China Sector Group, (ii) entity primarily engaged in investment and trading in the secondary securities market; (iii) the ultimate beneficial owner of an Sequoia Entity (or its general partner or ultimate general partner) who is a natural Person, and such Person’s relatives (including but without limitation, such Person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law), (iv) any officer, director or employee of a Sequoia Entity (or its general partner or ultimate general partner) and such Person’s relatives, and (v) for the avoidance of doubt, any portfolio companies of any Sequoia Entity and portfolio companies of any affiliated investment fund or investment vehicle of any Sequoia Entity. For purposes of the foregoing, the “Sequoia China Sector Group” means all Sequoia Entities (whether currently existing or formed in the future) that are principally focused on companies located in, or with connections to, the People’s Republic of China that are exclusively managed by Sequoia Capital.

5.	The term “Agreement” has the meaning ascribed to it in the Preamble to this Agreement.

6.	The term “Angel Party” or “Angel Parties” has the meaning ascribed to it in the Preamble to this Agreement.

7.	The term “ANG YUE” means ANG YUE GLOBAL LIMITED.

8.

The term “Anti-Corruption Laws” means any anti-bribery or anti-corruption Laws (including Laws that prohibit the corrupt payment, giving, offer, promise, or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any Government Official, commercial entity or any other Person to obtain a business advantage) applicable to the Group and its operations from time to time, including without limitation (i) the U.S. Foreign Corrupt Practices Act of 1977, (ii) the UK Bribery Act of 2010, (iii) any legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and (iv) any similar Laws in any other jurisdiction in which any Group Company operates, in each case as amended from time to time.

9.

The term “Anti-Corruption Prohibited Activity” means offering, paying, promising to pay or authorizing the payment of any money or the giving of anything of value to any Government Official, or to any other Person, for the purpose of (i) influencing any act or decision of such Government Official in his official capacity, (ii) inducing such Government Official to do or omit to do any act in relation to his lawful duty, (iii) securing any improper advantage, or (iv) inducing such Government Official to influence of affect any act or decision of any Governmental Authority, in each case, in order to assist the Person carrying out such activity in obtaining or retaining business for or with, or in directing business to, any Person, or any other activity prohibited by any Anti-Corruption Laws.

10.

The term “Anti-Money Laundering Laws” means any anti-money laundering-related Laws and codes of practice applicable to the Group and its operations from time to time, including without limitation (i) the EU Anti-Money Laundering Directives and any laws, decrees, administrative orders, circulars, or instructions implementing or interpreting the same, and (ii) the applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transaction Reporting Act of 1970.

11.	The term “Articles” means the Company’s Eleventh Amended and Restated Memorandum and Articles of Association, as amended from time to time.

12.	The term “Assumption Agreement” has the meaning ascribed to it in the Preamble to Exhibit C.

13.	The term “Auditor” means an accounting firm retained by the Company to audit the annual financial statements of the Company in accordance with IFRS or US GAAP.

EXHIBIT A

14.	The term “Beijing Co” has the meaning ascribed to it in the Preamble to this Agreement.

15.	The term “Beijing WFOE” has the meaning ascribed to it in the Preamble to this Agreement.

16.	The term “Board” or “Board of Directors” means the Company’s Board of Directors.

17.	The term “Budget” has the meaning ascribed to it in Section 3.1(d).

18.	The term “Business” means the businesses of live online educational courses for children aged 3-12 conducted by the Company, its consolidated subsidiaries and the PRC Companies;

19.

The term “Business Day” means any day, other than a Saturday, Sunday or other day on which the commercial banks in Cayman Islands, the U.S.A., Hong Kong or PRC are authorized or required to be closed for the conduct of regular banking business.

20.	The term “Carlyle” means CGI VIII Investments.

21.	The term “Class A Ordinary Share” means the class A ordinary shares in the capital of the Company with a par value of US$0.0001 per share having the rights set out in the Articles.

22.	The term “Class B Ordinary Share” means the class B ordinary shares in the capital of the Company with a par value of US$0.0001 per share having the rights set out in the Articles.

23.	The term “Chairman Director” has the meaning ascribed to it in Section 5.1(g).

24.	The term “Completion” has the meaning ascribed to it in the Series E-3 Purchase Agreement.

25.	The term “Company” has the meaning ascribed to it in the Preamble to this Agreement.

26.	The term “Company First Refusal Period” has the meaning ascribed to it in Section 6.2(b).

27.	The term “Company Law” means the Companies Law (as amended) of the Cayman Islands.

28.	The term “Company Restricted Person” means (i) any Person which operates any of the businesses listed on Exhibit G attached hereto and/or (ii) any Affiliate of such Person.

29.	The term “Competitors” has the meaning ascribed to it in Section 6.7.

30.	The term “Confirmation Notice” has the meaning ascribed to it in Section 6.2(e).

31.

The term “Contract” means, as to any Person, any contract, agreement, undertaking, understanding, indenture, note, bond, loan, instrument, lease, mortgage, deed of trust, franchise, or license to which such Person is a party or by which such Person or any of its property is bound, whether oral or written.

32.

The term “Control” or “control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person; the terms “Controlling” and “Controlled” (and their lower-case counterparts) have meanings correlative to the foregoing.

33.	The term “COSMIC BLUE” means COSMIC BLUE INVESTMENTS LIMITED.

34.	The term “COSMIC BLUE Additional Confirmation Notice” has the meaning ascribed to it in Section 6.2(d).

35.	The term “COSMIC BLUE Additional Offer Notice” has the meaning ascribed to it in Section 4.1(d).

36.	The term “COSMIC BLUE Additional Offer Notice Period” has the meaning ascribed to it in Section 4.1(d).

37.	The term “COSMIC BLUE Additional Re-allotment Notice” has the meaning ascribed to it in Section 6.2(f).

38.	The term “COSMIC BLUE Remaining Securities” has the meaning ascribed to it in Section 4.1(d).

39.	The term “COSMIC BLUE Remaining Transfer Shares” has the meaning ascribed to it in Section 6.2(f).

40.

The term “COSMIC BLUE Restricted Period” shall mean the period commencing from the date of the Completion till the later of (i) the expiration of eighteenth (18th) months after April 14, 2020; and (ii) if the shareholding percentage in the Company calculated on an as-converted and fully-diluted basis of COSMIC BLUE reaches ten percent (10%) in any time during the period set forth in (i) above, the date such shareholding percentage decreases to less than ten percent (10%).

41.	The term “COSMIC BLUE Restricted Person” has the meaning ascribed to it in Section 4.1(d).

EXHIBIT A

42.	The term “COSMIC BLUE Trigger Event” has the meaning ascribed to it in Section 7.9(i).

43.	The term “Conversion Shares” means Class A Ordinary Shares issued or issuable upon conversion of any Preferred Shares.

44.	The term “Co-Sale Closing” has the meaning ascribed to it in Section 6.3(c).

45.	The term “Co-Sale Eligible Holder” has the meaning ascribed to it in Section 6.3(a).

46.	The term “Co-Sale Eligible Shares” has the meaning ascribed to it in Section 6.3(a).

47.	The term “Co-Sale Period” has the meaning ascribed to it in Section 6.3(a).

48.	The term “Directors” means the members of the Board of Directors.

49.	The term “Domestic Company” has the meaning ascribed to it in the Preamble to this Agreement.

50.	The term “Domestic Subsidiaries” has the meaning ascribed to it in the Preamble to this Agreement.

51.	The term “Eligible Holder” has the meaning ascribed to it in Section 6.2(a).

52.

The term “Equity Securities” means, with respect to any Person that is a legal entity, any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such Person, and any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire any of the foregoing, or security convertible into, exchangeable or exercisable for any of the foregoing.

53.	The term “ESOP” has the meaning ascribed to it in Section 7.1.

54.	The term “ESOP Shares” means the Shares subject to the then applicable ESOP plan of the Company.

55.

The term “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any comparable law of any other jurisdiction in which the Company’s Shares are subject to regulation.

56.	The term “Exercising Investor” has the meaning ascribed to it in Section 6.2(d).

57.

The term “Export Control Laws” means the U.S. Export Administration Act, U.S. Export Administration Regulations, U.S. Arms Export Control Act, U.S. International Traffic in Arms Regulations, and their respective implementing rules and regulations and the U.K. Export Control Act 2002 (as amended and extended by the Export Control Order 2008) and its implementing rules and regulations.

58.

The term “Form S-3” or “Form F-3” means such form under the Securities Act as in effect on the date hereof (including Form S-3 or Form F-3, as appropriate) or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

59.	The term “Founder” or “Founders” has the meaning ascribed to it in the Schedule 1-K to this Agreement.

60.	The term “Founder Holdco” or “Founder Holdcos” has the meaning ascribed to it in the Schedule 1-K to this Agreement.

61.	The term “Founder Party” or “Founder Parties” has the meaning ascribed to it in the Preamble to this Agreement.

62.	The term “GGV” means GGV VII Investments, L.L.C. and GGV VII Plus Investments, L.L.C..

63.	The term “GGV Director” has the meaning ascribed to it in Section 5.1(a).

64.

The term “Government” or “Governmental Authority” means: (a) any supranational, national, state, city, municipal, county or local government, governmental authority or political subdivision thereof; (b) any agency or instrumentality of any of the authorities referred to in (a) above; (c) any regulatory or administrative authority, body or other similar organization, to the extent that the rules, regulations, standards, requirements, procedures or orders of such authority, body or other organization have the force of Law; (d) any court or tribunal having jurisdiction; and/or (e) the governing body of any stock exchange(s).

65.

The term “Government Official” means any officer, employee or other person acting in an official capacity on behalf of (a) any Governmental Authority or any department or agency of a Government, including elected officials, judicial officials, civil servants and military personnel, children, spouses, siblings or parents of a Government Official; (b) any public international organization, such as the World Bank; (c) any company, business or instrumentality that is owned or Controlled by a Governmental Authority; and/or (d) any political party, as well as candidates for political office.

66.

The term “Group Companies” means the Company, the HK Co, the Domestic Company, the Domestic Subsidiaries, the WFOEs, and any other direct or indirect Subsidiary of a Group Company collectively, and a Group Company means any one of them.

EXHIBIT A

67.	The term “GSR” means GSR Ventures VI (Singapore) Pte. Ltd. and GSR 2017 Opportunities (Singapore) Pte. Ltd.

68.	The term “Hike” means Hike Capital L.P., Spruce Fund L.P., HIKE Helios L.P., Hike Capital II L.P. and Hike Hera L.P..

69.	The term “HK Co” has the meaning ascribed to it in the Preamble to this Agreement.

70.	The term “HKIAC” has the meaning ascribed to it in Section 8.12(b).

71.

The term “Holder” means, for purposes of Exhibit B, any person owning or having the rights to acquire Registrable Securities or any permitted assignee of record of such Registrable Securities to whom rights under Exhibit B have been duly assigned in accordance with this Agreement.

72.	The term “Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

73.	The term “HONY” means United Strength Delight Limited.

74.	The term “IDG” means IDG China Venture Capital Fund IV L.P. and IDG China IV Investors L.P.

75.	The term “IDG Director” has the meaning ascribed to it in Section 5.1(b).

76.	The term “IFRS” mean International Financial Reporting Standards.

77.

The term “Immediate Family Member” means a child, stepchild, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.

78.	The term “Initiating Holders” has the meaning ascribed to it in Section 2.2(a) of Exhibit B

79.	The term “Investor” or “Investors” has the meaning ascribed to it in the Preamble to this Agreement.

80.	The term “IPO” means the Company’s first underwritten public offering of its Ordinary Shares and listing on an internationally-recognized securities exchange.

81.	The term “Key Employee” has the meaning set forth in the Series E-3 Purchase Agreement.

82.	The term “KKR” means ZETA ASIA HOLDINGS PTE. LTD..

83.	The term “KKR Director” has the meaning ascribed to it in Section 5.1(c).

84.	The term “LFC” means LFC Investment Hong Kong Limited.

85.	The term “Lighthouse” means Lighthousecap Fellow L.P. and Lighthouse International Growth Fund L.P..

86.	The term “Lightspeed” means Lightspeed China Partners III, L.P..

87.	The term “Liquidation Event” has the meaning ascribed to it in Section 2 of Schedule A of the Articles of the Company.

88.

The term “Law” means and includes statutes, enactments, acts of legislature or the parliament, laws, regulations, ordinances, notifications, rules, judgments, Orders, decrees, by-laws, approvals from the concerned authority (including a Governmental Authority), resolutions, directives, guidelines, policies, requirements, or other governmental restrictions or any similar form of decision of, or determination by, or any interpretation or adjudication having the force of law of any of the foregoing, by any concerned Governmental Authority having jurisdiction over the matter in question.

89.	The term “Northern Light” means Northern Light Venture Capital V, Ltd..

90.	The term “Observer” means a non-voting observer of the Board.

91.	The term “Offer Notice” has the meaning ascribed to it in Section 4.1(a).

92.	The term “Offer Notice Period” has the meaning ascribed to it in Section 4.1(b).

93.	The term “Offeree” has the meaning ascribed to it in Section 4.1.

94.	The term “on an as-converted basis” shall mean assuming all issued and outstanding Preferred Shares having been converted into Ordinary Shares.

95.

The term “on an as-converted and fully-diluted basis” shall mean assuming the conversion, exercise and exchange of all securities, directly or indirectly, convertible, exercisable or exchangeable into or for Ordinary Shares, including without limitation the Preferred Shares.

96.	The term “Option Period” has the meaning ascribed to it in Section 6.2(c)(ii).

EXHIBIT A

97.	The term “Ordinary Director” has the meaning ascribed to it in Section 5.1(g).

98.	The term “Ordinary Shares” means Class A Ordinary Shares and Class B Ordinary Shares, collectively.

99.	The term “Party” or “Parties” has the meaning ascribed to it in the Preamble of this Agreement.

100.

The term “Related Parties” means, collectively, (i) the Group Companies, (ii) the Founder Parties, (iii) any entity Controlled by any Founder Party, (iv) the shareholders, officers and directors of each of the foregoing, and (v) the parents, spouses, siblings, children, mother-in-law, father-in-law, brothers-in-law and sisters-in-law of any of the foregoing that is an individual and any Person Controlled by any of the foregoing; and “Related Party” means any of them.

101.	The term “Related Party Transaction” means any Contract or other transaction, arrangement or agreement between or among any Related Party, on the one hand, and any Group Company, on the other.

102.	The term “Relevant Persons” has the meaning ascribed to it in Section 7.12.

103.

The term “Person” means any individual, sole proprietorship, partnership, firm joint venture, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or governmental authority or other entity of any kind or nature.

104.	The term “PRC” means the People’s Republic of China, which for purposes of this Agreement excludes Hong Kong, the Macau Special Administrative Region and Taiwan.

105.	The term “Preferred Directors” has the meaning ascribed to it in Section 5.1(f).

106.

The term “Preferred Shares” mean the Series A Shares, the Series B Shares, the Series B+ Shares, the Series C Shares, the Series D Shares, the Series D+ Shares, the Series E-1 Shares, the Series E-2 Shares and the Series E-3 Shares.

107.	The term “Prior Investor” or “Prior Investors” has the meaning ascribed to it in the Preamble to this Agreement.

108.	The term “Prior Shareholders’ Agreement” has the meaning ascribed to it in the recitals.

109.	The term “Prohibited Transfer” has the meaning ascribed to it in Section 6.5(b).

110.	The term “Proposed Transfer” has the meaning ascribed to it in Section 6.2(a).

111.	The term “Proposed Transfer Notice” has the meaning ascribed to it in Section 6.2(a).

112.	The term “Prospective Transferee” means any Person to whom any Founder Holdco proposes to make a Proposed Transfer.

113.	The term “Pro Rata Share” has the meaning ascribed to it in Section 4.1.

114.	The term “Pro Rata ROFR Share” has the meaning ascribed to it in Section 6.2(c)(iii).

115.

The term “Qualified IPO” means a lawful firm-commitment underwritten public offering and listing by the Company of its Ordinary Shares in the United States or in any other jurisdiction (on any combination of such exchanges and jurisdictions) that has been registered under the Securities Act of 1933, as amended, approved by the Super Preferred Majority Holders and at a public offering price per share corresponding to a pre-IPO valuation of the Company of at least US$2,500,000,000 with gross proceeds to the Company in excess of US$200,000,000 (excluding underwriting discounts, commissions and expenses) or in a substantially similar public offering of Ordinary Shares in a jurisdiction and on an internationally recognized securities exchange outside of the United States approved by the Super Preferred Majority Holders, provided such public offering price, offering proceeds and regulatory approval is reasonably equivalent to the aforementioned public offering in the United States. For avoidance of doubts, the cost of the Qualified IPO shall be borne by the Company, and the commissions shall be borne by the respective selling shareholders.

116.	The term “Re-allotment Exercise Period” has the meaning ascribed to it in Section 6.2(e).

117.	The term “Re-allotment Notice” has the meaning ascribed to it in Section 6.2(d).

118.

The term “register,” “registered,” and “registration” refers to a registration effected by preparing and filing a registration statement which is in a form which complies with, and is declared effective by the SEC in accordance with, the Securities Act.

119.

The term “Registrable Securities” means: (1) any Ordinary Shares of the Company issued or issuable pursuant to conversion of any Preferred Shares, (2) any Ordinary Shares of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, any Preferred Shares, and (3) any other Ordinary Shares owned or hereafter acquired by the Investors. Notwithstanding the foregoing, “Registrable Securities” shall exclude any Registrable Securities sold by a person in a transaction in which rights under Exhibit B are not assigned in accordance with this Agreement and any Registrable Securities which are sold in a registered public offering under the Securities Act or analogous statute of another jurisdiction, or sold pursuant to Rule 144 promulgated under the Securities Act or analogous rule of another jurisdiction.

EXHIBIT A

120.

The term “Registrable Securities then Outstanding” means the number of Ordinary Shares of the Company that are Registrable Securities and are then issued and outstanding, issuable upon conversion of Preferred Shares then issued and outstanding or issuable upon conversion or exercise of any warrant, right or other security then outstanding.

121.

The term “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2, 3 and 4 of Exhibit B, including, without limitation, all registration and filing fees, printing expenses, fees, and disbursements of counsel for the Company, reasonable fees and disbursements of one (1) counsel for the Holders, “blue sky” fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

122.	The term “Remaining Shares” has the meaning ascribed to it in Section 6.2(c)(i).

123.	The term “Request Notice” has the meaning ascribed to it in Section 2.1 of Exhibit B.

124.	The term “Restricted Shareholder” or “Restricted Shareholders” has the meaning ascribed to it in Section 6.1(b).

125.	The term “Restructuring Documents” has the meaning set forth in the Series E-3 Purchase Agreement.

126.	The term “Right of Co-Sale” has the meaning ascribed to it in Section 6.3(a).

127.	The term “Right of First Refusal” has the meaning ascribed to it in Section 6.2.

128.	The term “Rule 144” means Rule 144 promulgated by the SEC under the Securities Act (or comparable law in a jurisdiction other than the United States).

129.

The term “Sanctioned Person” means (a) any Person that is the subject or target of Sanctions (including but not limited to any Person that is designated on the list of “Specially Designated Nationals and Blocked Persons” administered by the U.S. Treasury Department’s Office of Foreign Assets Control, or on any list of any economic or financial sanctions administered by the U.S. State Department, the United Nations, the European Union or any member state thereof, the United Kingdom, or any similar list maintained by, or public announcement of Sanctions designation made by, any applicable national economic sanctions authority), (b) any government, national, or resident of, or legal entity located in or organized under, the laws of a country or territory which is the subject of country- or territory-wide Sanctions (including without limitation Cuba, Iran, North Korea, Syria, or the Crimea region of Ukraine), (c) any Person who is owned 50% (fifty percent) or more, or Controlled, by any of the foregoing, or (d) any Person with whom business transactions, including exports and re-exports, would violate Sanctions.

130.

The term “Sanctions” means all trade, economic and financial sanctions Laws administered, enacted or enforced from time to time by (i) the United States (including without limitation the Department of Treasury, Office of Foreign Assets Control and the United States Department of State), (ii) the European Union and enforced by its member states, (iii) the United Nations, (iv) the United Kingdom (including without limitation Her Majesty’s Treasury), or (v) any other similar Governmental Authority with regulatory authority over the Company or any its Subsidiary from time to time.

131.	The term “SCC” means SCC Venture VI Holdco, Ltd., Sequoia Capital CV IV Holdco, Ltd. and SCC Venture VII Holdco, Ltd.

132.	The term “SCC Capital” means Sequoia Capital CV IV Holdco, Ltd.

133.	The term “SCC Director” has the meaning ascribed to it in Section 5.1(d).

134.	The term “SCC Venture” means SCC Venture VI Holdco, Ltd.

135.	The term “SCC Venture VII” means SCC Venture VII Holdco, Ltd.

136.	The term “SEC” means the United States Securities and Exchange Commission, or comparable regulatory authority in any other jurisdiction having oversight over the trading of the Company’s Shares.

137.

The term “Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, (or comparable law in a jurisdiction other than the United States).

138.	The term “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to Sections 2, 3 and 4 of Exhibit B.

139.	The term “Series A Shares” means series A redeemable convertible preferred shares of the Company, par value US$0.0001 per share.

140.	The term “Series B Shares” means series B redeemable convertible preferred shares of the Company, par value US$0.0001 per share.

141.	The term “Series B+ Majority Holders” shall mean the holders of at least a simple majority (1/2) of the votes carried by the then outstanding Series B+ Shares, voting as a separate class.

EXHIBIT A

142.	The term “Series B+ Shares” means series B+ redeemable convertible preferred shares of the Company, par value US$0.0001 per share.

143.	The term “Series C Majority Holders” shall mean the holders of at least a simple majority (1/2) of the votes carried by the then outstanding Series C Shares, voting as a separate class.

144.	The term “Series C Shares” means series C redeemable convertible preferred shares of the Company, par value US$0.0001 per share.

145.	The term “Series D Shares” means series D redeemable convertible preferred shares of the Company, par value US$0.0001 per share.

146.	The term “Series D+ Shares” means series D+ redeemable convertible preferred shares of the Company, par value US$0.0001 per share.

147.	The term “Series E-1 Shares” means series E-1 redeemable convertible preferred shares of the Company, par value US$0.0001 per share.

148.	The term “Series E-2 Shares” means series E-2 redeemable convertible preferred shares of the Company, par value US$0.0001 per share.

149.

The term “Series E-2 Share Subscription Agreement” means that certain share subscription agreement entered into by and among the Company, the Founders, the Founder Holdcos and certain other parties thereto, dated September 18, 2020, regarding the issuance of Series E-2 Shares.

150.	The term “Series E-3 Majority Holders” shall mean the holders of at least a simple majority (1/2) of the votes carried by the then outstanding Series E-3 Shares, voting as a separate class.

151.	The term “Series E-3 Purchase Agreement” has the meaning ascribed to it in the Preamble to this Agreement.

152.	The term “Series E-3 Shares” means series E-3 redeemable convertible preferred shares of the Company, par value US$0.0001 per share.

153.	The term “Shareholder” shall mean each of the holders of Ordinary Shares and Preferred Shares.

154.	The term “Share Restriction Agreements” has the meaning set forth in the Series E-3 Purchase Agreement.

155.

The term “Shares” means (i) Ordinary Shares (whether now outstanding or hereafter issued in any context), (ii) Preferred Shares, and (iii) Ordinary Shares issued or issuable upon exercise or conversion, as applicable, of share options, warrants or other convertible securities of the Company, in each case now owned or subsequently acquired by any Party herein or its successors or permitted transferees or assignees.

156.

The term “Subsidiary” or “subsidiary” means, as of the relevant date of determination, with respect to any Person (the “subject entity”), (i) any Person: (1) more than 50% of whose shares or other interests entitled to vote in the election of directors or (2) more than a fifty percent (50%) interest in the profits or capital of such Person are owned or Controlled directly or indirectly by the subject entity or through one (1) or more Subsidiaries of the subject entity, (ii) any Person whose assets, or portions thereof, are consolidated with the net earnings of the subject entity and are recorded on the books of the subject entity for financial reporting purposes in accordance with IFRS or US GAAP, or (iii) any Person with respect to which the subject entity has the power to otherwise direct the business and policies of that entity directly or indirectly through another subsidiary. For the avoidance of doubt, the Subsidiaries of the Company shall include the Group Companies.

157.

The term “Super Preferred Majority Holders” shall mean the holders of at least two-thirds (2/3) of the votes carried by the then outstanding Preferred Shares, voting as a single and separate class, and on as-converted basis.

158.	The term “Super Series A Majority Holders” shall mean the holders of at least two-thirds (2/3) of the votes carried by the then outstanding Series A Shares, voting as a separate class.

159.	The term “Super Series B Majority Holders” shall mean the holders of at least two-thirds (2/3) of the votes carried by the then outstanding Series B Shares, voting as a separate class.

160.

The term “Super Series D Majority Holders” shall mean the holders of at least eighty-five percent (85%) of the votes carried by the then outstanding Series D Shares and Series D+ Shares, voting as a separate class, and on as-converted basis.

161.

The term “Super Series E Majority Holders” shall mean the holders of at least eighty percent (80%) of the votes carried by the then outstanding Series E-1 Shares and Series E-2 Shares, voting as a separate class, and on as-converted basis.

162.	The term “TBP” means TBP Sparkling Holdings Limited.

EXHIBIT A

163.	The term “TBP Director” has the meaning ascribed to it in Section 5.1(f).

164.	The term “Tencent” means Tencent Mobility Limited.

165.	The term “Tencent Additional Re-allotment Notice” has the meaning ascribed to it in Section 7.3(c)(ii).

166.	The term “Tencent Director” has the meaning ascribed to it in Section 5.1(e).

167.	The term “Tencent’s Option of Asset Transfer” has the meaning ascribed to it in Section 7.3(d).

168.	The term “Tencent’s Option of Share Transfer” has the meaning ascribed to it in Section 7.3(b).

169.	The term “Tencent’s Option Period of Share Transfer” has the meaning ascribed to it in Section 7.3(b).

170.	The term “Tencent Re-allotment Shares” has the meaning ascribed to it in Section 7.3(c)(ii).

171.	The term “Tencent Restricted Person” means the Persons set forth on Exhibit F.

172.	The term “Tencent Restricted Person Share Transfer” has the meaning ascribed to it in Section 7.3(b).

173.	The term “Tencent Restricted Person Share Transfer Notice” has the meaning ascribed to it in Section 7.3(b).

174.	The term “Tencent Restricted Person Transferor” has the meaning ascribed to it in Section 7.3(b).

175.	The term “Tencent Restricted Person Transfer Shares” has the meaning ascribed to it in Section 7.3(b).

176.	The term “Tencent’s Option Period of Asset Transfer” has the meaning ascribed to it in Section 7.3(d).

177.	The term “Tencent Restricted Person Asset Transfer” has the meaning ascribed to it in Section 7.3(d).

178.	The term “Tencent Restricted Person Asset Transfer Notice” has the meaning ascribed to it in Section 7.3(d).

179.	The term “Tencent Restricted Person Transfer Assets” has the meaning ascribed to it in Section 7.3(d).

180.	The term “Tianjin WFOE” has the meaning ascribed to it in the Preamble to this Agreement.

181.	The term “Transfer” has the meaning ascribed to it in Section 6.1(a).

182.	The term “Transfer Shares” has the meaning ascribed to it in Section 6.2(a).

183.	The term “Transferor” has the meaning ascribed to it in Section 6.2(a).

184.	The term “US$” means the United States dollar, the lawful currency of the United States of America.

185.	The term “Universe Sourcecode” means Universe Sourcecode Technology Ltd..

186.

The term “Violation” means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other applicable laws of the United States or other relevant jurisdictions, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, any state securities law, or other applicable laws of the United States or other relevant jurisdictions.

187.	The term “WFOEs” has the meaning ascribed to it in the Preamble to this Agreement.

188.	The term “Wuhan Co” has the meaning ascribed to it in the Preamble to this Agreement.

189.	The term “YUAN” means YUAN Inc.

EXHIBIT A

EXHIBIT B

REGISTRATION RIGHTS

1.	APPLICABILITY OF RIGHTS; NON-U.S. REGISTRATIONS

1.1 The Holders (as defined below) shall be entitled to the following rights with respect to any potential public offering of the Company’s Ordinary Shares in the United States and shall be entitled to reasonably analogous or equivalent rights with respect to any other offering of Company securities in any other jurisdiction pursuant to which the Company undertakes to publicly offer or list such securities for trading on a recognized securities exchange.

1.2 For purposes of this Agreement and Exhibit B, reference to registration of securities under the Securities Act and the Exchange Act shall be deemed to mean the equivalent registration in a jurisdiction other than the United States as designated by such Holders, it being understood and agreed that in each such case all references in this Agreement to the Securities Act, the Exchange Act and rules, forms of registration statements and registration of securities thereunder, U.S. law and the SEC, shall be deemed to refer, to the equivalent statutes, rules, forms of registration statements, registration of securities and laws of and equivalent government authority in the applicable non-U.S. jurisdiction.

1.3 All reference in this Exhibit B to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Exhibit B, unless explicitly stated otherwise.

2.	DEMAND REGISTRATION

2.1	Request by Holders

If the Company shall, at any time after the earlier of (i) five (5) years after the Completion or (ii) six (6) months following the taking effect of a registration statement for a Qualified IPO, receive a written request from the Holders of Preferred Shares that the Company file a registration statement under the Securities Act covering the registration of at least thirty percent (30%) of the Registrable Securities pursuant to this Section 2, then the Company shall, within ten (10) Business Days of the receipt of such written request, give written notice of such request (the “Request Notice”) to all Holders, and use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2; provided that the Company shall not be obligated to effect any such registration if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act pursuant to this Section 2 or Section 4 or in which the Holders had an opportunity to participate pursuant to the provisions of Section 3, other than a registration from which the Registrable Securities of the Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Sections 2.2(b) or 3.2(b).

2.2	Underwriting

(a) If the Holders initiating the registration request under this Section 2 (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the Request Notice. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered and reasonably acceptable to the Company.

EXHIBIT B

(b) Notwithstanding any other provision of this Section 2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated (i) first, to the Investors on a pro rata basis and (ii) then, to the other Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then Outstanding held by each such Holder requesting registration; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration including, without limitation, all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company or any subsidiary of the Company; provided further, that at least twenty-five percent (25%) of shares of Registrable Securities requested by the Holders to be included in such underwriting and registration shall be so included. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. Notwithstanding the foregoing, in the event of such marketing limitations provided in such Section 2.2(b), the Investors shall have the right to include shares in preference to any other holders of securities. No Person shall be granted registration rights on parity with or superior to those of the Investors, without the prior consent of the Super Preferred Majority Holders.

2.3	Maximum Number of Demand Registrations

The Company shall not be obligated to effect more than two (2) such registrations pursuant to this Section 2.

2.4	Deferral

Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration pursuant to this Section 2, a certificate signed by the president or chief executive officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed at such time, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided further, that the Company shall not register any other of its shares during such ninety (90) day period. A demand right shall not be deemed to have been exercised until such deferred registration shall have been effected.

3.	PIGGYBACK REGISTRATIONS

3.1 The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2 or Section 4 or to any employee benefit plan or a corporate reorganization or a transaction in Rule 145 under the Securities Act) and shall afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

3.2	Underwriting

(a) If a registration statement under which the Company gives notice under this Section 3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting.

EXHIBIT B

(b) Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to the Investors, third, to the other Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of shares of Registrable Securities then held by each such Holder and fourth, to holders of other securities of the Company; provided, however, that the right of the underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Securities included in any such registration is not reduced below twenty-five percent (25%) of the aggregate number of shares of Registrable Securities for which inclusion has been requested; and (ii) all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded, unless otherwise approved by the holders of a majority of the Registrable Securities. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

3.3	Not Demand Registration

Registration pursuant to this Section 3 shall not be deemed to be a demand registration as described in Section 2 above.

4.	FORM F-3 REGISTRATION

In case the Company shall receive from any Holder or Holders of a majority of all Registrable Securities then Outstanding a written request or requests that the Company effect a registration on Form F-3 (or an equivalent registration in a jurisdiction outside of the United States) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will act upon the requirements set forth in Sections 4.1, 4.2, 4.3 and 4.4 accordingly.

4.1	Notice

Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities.

4.2	Registration

As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after the Company provides the notice contemplated by Section 4.1; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 4:

(a) if Form F-3 is not available for such offering by the Holders;

(b) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an anticipated aggregate offering price net of discounts and commissions to the public of less than US$1,000,000;

(c) if the Company shall furnish to the Holders a certificate signed by the president or chief executive officer of the Company stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its shareholders for such Form F-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form F-3 registration statement no more than once during any twelve (12) month period for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 4; provided that the Company shall not register any of its other shares during such sixty (60) day period;

(d) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act other than a registration from which the Registrable Securities of Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Sections 2.2 and 3.2; or

EXHIBIT B

(e) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

4.3	Not a Demand Registration

Form F-3 registrations shall not be deemed to be demand registrations as described in Section 2 above.

4.4	Underwriting

If the Holders of Registrable Securities requesting registration under this Section 4 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.2 shall apply to such registration.

5.	EXPENSES

All Registration Expenses incurred in connection with any registration pursuant to Sections 2, 3 or 4 (but excluding Selling Expenses) shall be borne by the Company. Each Holder participating in a registration pursuant to Sections 2, 3 or 4 shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all Selling Expenses or other amounts payable to underwriter(s) or brokers, in connection with such offering by the Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then Outstanding agree that such registration constitutes the use by the Holders of one (1) demand registration pursuant to Section 2 (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (1) such demand registration); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to Section 2.

6.	OBLIGATIONS OF THE COMPANY

Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible, act upon the requirements set forth in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6 and 6.7 accordingly.

6.1	Registration Statement

Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or, in the case of Registrable Securities registered under Form F-3 in accordance with Rule 415 under the Securities Act or a successor rule, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such ninety (90) day period shall be extended for a period of time equal to the period any Holder refrains from selling any securities included in such registration at the request of the underwriter(s), and (ii) in the case of any registration of Registrable Securities on Form F-3 which are intended to be offered on a continuous or delayed basis, such ninety (90) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold.

6.2	Amendments and Supplements

Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

6.3	Prospectus

Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

EXHIBIT B

6.4	Blue Sky

Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

6.5	Underwriting

In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering.

6.6	Notification

Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of (i) the issuance of any stop order by the SEC in respect of such registration statement, or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

6.7	Opinion and Comfort Letter

Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and (ii) letters dated as of (1) the effective date of the registration statement covering such Registrable Securities and (2) the closing date of the offering from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

7.	FURNISH INFORMATION

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2, 3 or 4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

8.	INDEMNIFICATION

In the event any Registrable Securities are included in a registration statement under Sections 2, 3 or 4, the Company shall act upon the requirements set forth in Sections 8.1, 8.2, 8.3, 8.4 and 8.5 accordingly.

8.1	By the Company

To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its partners, officers, directors, legal counsel, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other United States federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”):

(a) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

EXHIBIT B

(b) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(c) any violation or alleged violation by the Group Companies of the Securities Act, the Exchange Act, any United States federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any United States federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, its partner, officer, director, legal counsel, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder or any partner, officer, director, counsel, underwriter or controlling person of such Holder.

8.2	By Selling Holders

To the extent permitted by law, each selling Holder will, if Registrable Securities held by Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors, officers, legal counsel or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, legal counsel, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other United States federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that in no event shall any indemnity under this Section 8.2 exceed the net proceeds received by such Holder in the registered offering out of which the applicable Violation arises.

8.3	Notice

Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnified party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 8 to the extent the indemnifying party is prejudiced as a result thereof, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

EXHIBIT B

8.4	Contribution

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the indemnified party and the indemnifying party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that a Holder (together with its related persons) is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion. The relative fault of the indemnifying Party and of the indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying Party or by the indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case: (A) no Holder will be required to contribute any amount in excess of the net proceeds to such Holder from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

8.5	Survival

The obligations of the Company and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

9.	NO REGISTRATION RIGHTS TO THIRD PARTIES

Without the prior written consent of the Holders of a majority in interest of the Registrable Securities then Outstanding, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any person or entity any registration rights of any kind (whether similar to the demand, “piggyback” or Form F-3 registration rights described in this Exhibit B, or otherwise) relating to any securities of the Company which are senior to, or on a parity with, those granted to the Holders of Registrable Securities.

10.	RULE 144 REPORTING

With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form F-3, after such time as a public market exists for the Ordinary Shares, the Company agrees to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the Company’s initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or its qualification as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form F-3.

EXHIBIT B

11.	MARKET STAND-OFF

Each Shareholder agrees that, so long as it holds any voting securities of the Company, upon request by the Company or the underwriters managing the initial public offering of the Company’s securities, it will not sell or otherwise transfer or dispose of any securities of the Company (other than those permitted to be included in the registration and other transfers to Affiliates permitted by law) without the prior written consent of the Company or such underwriters, as the case may be, for a period of time specified by the representative of the underwriters not to exceed one hundred and eighty (180) days from the effective date of the registration statement covering such initial public offering or the pricing date of such offering as may be requested by the underwriters. The foregoing provision of this Section 11 shall not apply to the sale of any securities of the Company to an underwriter pursuant to any underwriting agreement, and shall only be applicable to the Holders if all officers, directors and holders of one percent (1%) or more of the Company’s outstanding share capital enter into similar agreements, and if the Company or any underwriter releases any officer, director or holder of one percent (1%) or more of the Company’s outstanding share capital from his or her sale restrictions so undertaken, then each Holder shall be notified prior to such release and shall itself be simultaneously released to the same proportional extent. The Company shall require all future acquirers of the Company’s securities holding at least one percent (1%) of the then outstanding share capital of the Company to execute prior to a Qualified IPO a market stand-off agreement containing substantially similar provisions as those contained in this Section 11. Subject to the relevant provisions and restrictions in the applicable laws and regulations, the Company and the Founders hereby covenant that they will take all necessary actions to shorten the period of market stand-off with respect to the Registrable Securities.

12.	TERMINATION OF THE COMPANY’S OBLIGATIONS

The Company shall have no obligations pursuant to Sections 2, 3 and 4 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 2, 3 or 4 more than five (5) years after taking effect of a registration statement for an IPO.

13.	Other Provisions

The holders of Ordinary Shares issued or issuable upon the conversion of Preferred Shares shall be entitled to reasonably analogous or equivalent rights with respect to any offering of the Company’s securities in any non-U.S. jurisdiction pursuant to which the Company undertakes to offer publicly or list such securities for trading on a recognized securities exchange.

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EXHIBIT B